   As filed with the Securities and Exchange Commission on January 27, 2003


                                                      Registration Nos. 33-23966
                                                                        811-5641
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|



                       POST-EFFECTIVE AMENDMENT No. 29                       |X|



                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|



                              AMENDMENT No. 33                               |X|



                        (Check appropriate box or boxes)

                            ------------------------

                            THE PARK AVENUE PORTFOLIO
               (Exact Name of Registrant as Specified in Charter)

            7 Hanover Square, New York, New York                 10004
          (Address of Principal Executive Offices)             (Zip Code)

                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------

                          RICHARD T. POTTER, JR., ESQ.
                         c/o The Guardian Life Insurance
                               Company of America
                                7 Hanover Square
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):



              |X| immediately upon filing pursuant to paragraph (b) | | on (May 1, 2002) pursuant to paragraph (b)
              | | 60 days after filing pursuant to paragraph (a)(1) | | on (date) pursuant to paragraph (a)(1)
              | | 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:

              |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           --------------------------

================================================================================

                      THE PARK AVENUE PORTFOLIO PROSPECTUS

                                [GUARDIAN LOGO]
                                    GUARDIAN


      PROSPECTUS


      January 28, 2003



THE PARK AVENUE PORTFOLIO(R)


      The Guardian UBS Large Cap Value Fund(SM)

      The Guardian UBS Small Cap Value Fund(SM)


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

EB-010163 PN (1/03)

OVERVIEW

THIS PROSPECTUS describes The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund (collectively, the "Funds" and each separately a "Fund"), which are part of The Park Avenue Portfolio (the "Portfolio"). Each Fund has its own investment objective, risks and opportunities. You should consider each Fund separately to determine if it's appropriate for you. Neither Fund can provide a complete or balanced investment program, and there is no assurance that either Fund will achieve its investment objective.

There are twelve mutual funds in The Park Avenue Portfolio, two of which are offered through this prospectus. The prospectus begins with individual sections about each of the Funds, including their principal investment strategies, risk considerations and expense information.

After the sections on the individual Funds, there is a section called Risks and Special Investment Techniques, which provides detailed information about the risks highlighted in the individual Fund sections. In addition, Risks and Special Investment Techniques provides detailed information about some of the financial instruments and transactions that the Funds may use in managing their investments. IT IS IMPORTANT THAT YOU REVIEW THIS SECTION CAREFULLY FOR A FULL UNDERSTANDING OF HOW EACH FUND WILL OPERATE. We have also included information about the investment advisers of each Fund.

The rest of the prospectus tells you about how to buy and sell shares of the Funds, and includes general information about share prices, dividends and distributions, and taxes. Of course, you should consult your own tax adviser about the tax consequences of investing in the Funds. Finally, the prospectus provides a summary of other information about the Funds.

OVERVIEW                                                           PROSPECTUS  1

ABOUT OUR FUNDS

LARGE MARKET
CAPITALIZATION
Large market capitalization companies are generally those companies with market capitalizations larger than: (1) USD $6 billion or (2) the lowest market capitalization within the Russell 1000 Value Index, whichever is lower at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of May 31, 2002, the lowest market capitalization within the Russell 1000 Value Index was $1.3 billion.


THE GUARDIAN UBS
LARGE CAP VALUE FUND


OBJECTIVE

THE GUARDIAN UBS LARGE CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Normally, at least 80% of the value of the Fund's net assets is invested in equity securities issued by companies with a large market capitalization at the time of purchase. Large market capitalization companies are generally those companies with market capitalizations larger than: (1) USD $6 billion or (2) the lowest market capitalization within the Russell 1000 Value Index, whichever is lower at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Investments in equity securities may include dividend-paying securities, common stock, preferred stock and convertible securities. Convertible securities are described in the section called Risks and Special Investment Techniques. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of the value of the Fund's net assets in large capitalization equity securities.


The Fund normally invests in companies whose stock prices, in the investment adviser's opinion, do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies, in its opinion offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the investment adviser's valuation universe. Portfolios are constructed by focusing on those stocks that rank in the top 20% of the valuation output.

The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market shaping trends that influence security prices. These encompass both long-term and short-term economic factors and

 2 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS LARGE CAP VALUE FUND


market-shaping themes, ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment adviser seeks to identify broad trends that will affect the investment landscape and to take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. This research is integrated around the world, giving the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, the investment adviser's investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolios. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

The Fund will invest primarily in companies with large market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

ABOUT OUR FUNDS                                                    PROSPECTUS  3

THE GUARDIAN UBS LARGE CAP VALUE FUND


Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 1000 Value Index, plays an important role in the investment adviser's investment process. The Fund's investment adviser attempts to add value by employing various strategies of overweighting and underweighting broad country, sector and other factors such as market capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help ensure that during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and Special Investment Techniques.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.


The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk and risks of foreign investing appears in the section called Risks and Special Investment Techniques.


HOW THE FUND HAS PERFORMED

There is no performance information provided for the Fund because the Fund does not have performance history as of the date of this Prospectus.

 4 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS LARGE CAP VALUE FUND

----------------------------------
NOTES

(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase.
EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.


(2) Based on estimated expenses for the current fiscal year.




FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                        4.50%                                 None(1)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(2)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(3)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(1)
-----------------------------------------------------------------------------------



ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                                     DISTRIBUTION
                         MANAGEMENT    (12B-1)         OTHER
      SHARE CLASS           FEES         FEES      EXPENSES(1,2)  TOTAL(2)
--------------------------------------------------------------------------
Class A shares                0.83%         0.00%       0.64%        1.47%
--------------------------------------------------------------------------
Class B shares                0.83%         0.75%       0.64%        2.22%
--------------------------------------------------------------------------
Class C shares                0.83%         0.75%       0.64%        2.22%
--------------------------------------------------------------------------
Class K shares                0.83%         0.40%       0.66%        1.89%
--------------------------------------------------------------------------


                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                                         1 YEAR      3 YEARS
                                       ---------------------------------------------------------------------
                                       Class A shares                                     $593        $894
                                       ---------------------------------------------------------------------
                                       Class B shares                                     $525        $894
                                       ---------------------------------------------------------------------
                                       Class C shares                                     $325        $694
                                       ---------------------------------------------------------------------
                                       Class K shares                                     $288        $582
                                       ---------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                                         1 YEAR      3 YEARS
                                       ---------------------------------------------------------------------
                                       Class A shares                                     $593        $894
                                       ---------------------------------------------------------------------
                                       Class B shares                                     $225        $694
                                       ---------------------------------------------------------------------
                                       Class C shares                                     $225        $694
                                       ---------------------------------------------------------------------
                                       Class K shares                                     $188        $582
                                       ---------------------------------------------------------------------


ABOUT OUR FUNDS                                                    PROSPECTUS  5

THE GUARDIAN UBS
SMALL CAP VALUE FUND

SMALL MARKET
CAPITALIZATION
Small market capitalization companies are generally those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of May 31, 2002, the highest market capitalization within the Russell 2000 Value Index was $1.3 billion.



OBJECTIVE

The GUARDIAN UBS SMALL CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.



THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Normally, at least 80% of the value of the Fund's net assets is invested in equity securities issued by companies with a small market capitalization at the time of initial purchase. Small market capitalization companies generally are those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. The definition is flexible and is subject to review and adjustment depending on the investment adviser's assessment of market levels and market activity generally. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Investments in equity securities may include common stock, preferred stock, and convertible securities. Convertible securities are described in the section called Risks and Special Investment Techniques. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of the value of the Fund's net assets in small capitalization equity securities.


The Fund normally invests in companies whose stock prices, in the investment adviser's opinion, do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies, in its opinion, offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the investment adviser's valuation universe. Portfolios are constructed by focusing on those stocks that rank in the top 20% of the valuation output.

The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes, ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment
 6 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS SMALL CAP VALUE FUND


adviser seeks to identify broad trends that will affect the investment landscape and to take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. This research is integrated around the world, giving the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, the investment adviser's investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolios. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

The Fund will invest primarily in companies with small market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 2000 Value Index, plays an important role in the investment adviser's

ABOUT OUR FUNDS                                                    PROSPECTUS  7

THE GUARDIAN UBS SMALL CAP VALUE FUND


investment process. The Fund's investment adviser attempts to add value by employing various strategies of overweighting and underweighting broad country, sector and other factors such as market capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help ensure that during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and Special Investment Techniques.



THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in stock markets, including the risk that the values of its portfolio securities can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations. You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.


The Fund could be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and Special Investment Techniques.


HOW THE FUND HAS PERFORMED

There is no performance information provided for the Fund because the Fund does not have performance history as of the date of this Prospectus.

 8 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN UBS SMALL CAP VALUE FUND

----------------------------------
NOTES

(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase;
 1% in years 5 or 6; and zero in year 7 and beyond.


(3) Sales charge applies for shares sold within one year of purchase.

----------------------------------
NOTES

(1) The Fund pays a fee based upon the average daily value of the Fund's net assets at the annual rate of 1.00% of the Fund's average daily net assets not exceeding $50 million and 0.95% of the Fund's average daily net assets in excess of $50 million.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.



(3) Based on estimated expenses for the current fiscal year.

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.



FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.


FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                        4.50%                                 None(1)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(2)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(3)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(1)
-----------------------------------------------------------------------------------



ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                       MANAGEMENT   DISTRIBUTION      OTHER
     SHARE CLASS         FEES(1)    (12b-1) FEES  EXPENSES(2,3)  TOTAL(3)
--------------------------------------------------------------------------
Class A shares               1.00%         0.00%       0.98%         1.98%
--------------------------------------------------------------------------
Class B shares               1.00%         0.75%       0.98%         2.73%
--------------------------------------------------------------------------
Class C shares               1.00%         0.75%       0.98%         2.73%
--------------------------------------------------------------------------
Class K shares               1.00%         0.40%       0.85%         2.25%
--------------------------------------------------------------------------


                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                                           1 YEAR      3 YEARS
                                       -----------------------------------------------------------------------
                                       Class A shares                                       $ 642      $ 1,043
                                       -----------------------------------------------------------------------
                                       Class B shares                                       $ 576      $ 1,047
                                       -----------------------------------------------------------------------
                                       Class C shares                                       $ 376      $   847
                                       -----------------------------------------------------------------------
                                       Class K shares                                       $ 328      $   703
                                       -----------------------------------------------------------------------


                             If you DID NOT SELL any of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                                           1 YEAR      3 YEARS
                                       -----------------------------------------------------------------------
                                       Class A shares                                       $ 642      $ 1,043
                                       -----------------------------------------------------------------------
                                       Class B shares                                       $ 276      $   847
                                       -----------------------------------------------------------------------
                                       Class C shares                                       $ 276      $   847
                                       -----------------------------------------------------------------------
                                       Class K shares                                       $ 228      $   703
                                       -----------------------------------------------------------------------


ABOUT OUR FUNDS                                                    PROSPECTUS  9

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund series of The Park Avenue Portfolio. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Funds' adviser expects to use for one or both of the Funds.


PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

Applies to: Both Funds

You could lose money in connection with a Fund's equity investments, or a Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.


SMALL COMPANY RISKS

Applies to: Guardian UBS Small Cap Value Fund

In addition to the general risks of investing in the stock markets, there are special risks associated with investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.


FOREIGN MARKET RISKS

Applies to: Both Funds

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates

 10 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES
can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.



DIVERSIFICATION RISK

Applies to: Both Funds


In order to meet the Fund's investment objective, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.


PORTFOLIO TURNOVER

Applies to: Both Funds


Portfolio turnover rates are not a factor in making buy and sell decisions. Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return and thus impact a Fund's performance, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The portfolio turnover for the U.S. Small Cap Equity Fund may exceed 100%.



SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs)

Applies to: Both Funds

The Funds may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  11

BORROWING

Applies to: Both Funds

The Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. When a Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The 1940 Act limits borrowings to 33 1/3% of a mutual fund's total assets. Each Fund may commit this or a lesser amount to borrowings, as set forth in the Statement of Additional Information.


CONVERTIBLE SECURITIES

Applies to: Both Funds

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.


FINANCIAL FUTURES CONTRACTS

Applies to: Both Funds

A Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The Funds may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates, markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Applies to: Both Funds

The Funds may use these contracts to try to expedite settlement of portfolio transactions and to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Funds use these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.


ILLIQUID SECURITIES

Applies to: Both Funds

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-
 12 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES
the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect a Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for each Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Funds as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information.


INVESTMENT GRADE SECURITIES

Applies to: Both Funds

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.


MONEY MARKET INSTRUMENTS

Applies to: Both Funds

From time to time, the Funds may invest a portion of their assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Funds for cash management or temporary defensive purposes.


OPTIONS

Applies to: Both Funds

The Funds may purchase or sell options to buy or sell securities, indices of securities financial futures contracts or foreign currencies within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, a Fund could lose money by using options -- more money than it would have lost by investing directly in the security.


REPURCHASE AGREEMENTS

Applies to: Both Funds

In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  13
securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Trustees.


SECURITIES LENDING

Applies to: Both Funds

The Funds may lend their portfolio securities to securities dealers, banks and other institutional investors to earn additional income.

These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of a Fund's total assets.


EXCHANGE-TRADED INDEX SECURITIES

Applies to: Both Funds

The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear these expenses in addition to its own Fund expenses.

The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market. The Funds will not sell these securities short or use them for any purpose other than those stated above.


OTHER

Applies to: Both Funds

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

 14 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

FUND MANAGEMENT

THE MANAGEMENT and affairs of The Park Avenue Portfolio are supervised by its Board of Trustees.


THE FUNDS' INVESTMENT ADVISERS

Guardian Investor Services LLC (GIS) is the investment adviser for the Funds. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS oversees and supervises the actions of the Funds' sub-adviser. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Funds' shares and other mutual funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The sub-adviser for the Funds is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. Subject to the supervision and direction of the Portfolio's Board of Trustees and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment program for all or a designated portion of the assets of the two Funds, including investment research and discretionary management with respect to all securities and investments in the two Funds. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of each Fund's assets that UBS Global AM manages, subject to review by GIS. As of September 30, 2002, UBS Global AM had approximately $35.3 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of September 30, 2002, the Group had approximately $385.2 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

FUND MANAGEMENT                                                   PROSPECTUS  15

You will find the annual management fees that the Funds will pay to their investment adviser in the table below. GIS pays the sub-adviser a subadvisory fee from the GIS management fee.

                 FUND                      MANAGEMENT FEE(1)       PAID TO
--------------------------------------------------------------------------
Guardian UBS Large Cap Value Fund                         0.83%        GIS
--------------------------------------------------------------------------
Guardian UBS Small Cap Value Fund          1.00% for assets not
                                         exceeding $50 million;
                                            0.95% for assets in
                                         excess of $50 million.        GIS
--------------------------------------------------------------------------

(1) Annual fees as a percentage of average net assets.


PORTFOLIO MANAGERS

No member of any investment management team at UBS Global AM is primarily responsible for making recommendations for portfolio purchases.

 16 PROSPECTUS                                                   FUND MANAGEMENT

MANAGING YOUR ACCOUNT

12b-1 FEES


Applies to the Class B, Class C and Class K shares of both Funds


The Portfolio has adopted plans under Rule 12b-1 under the 1940 Act that permits shareholders to pay distribution fees for the sale and distribution of Class B, Class C and Class K shares. Each Fund is authorized to pay a monthly fee at an annual rate of 0.75% of average daily net assets of the Fund's Class B or Class C shares. Each Fund is authorized to pay a monthly fee at an annual rate of 0.40% of average daily net assets of the Fund's Class K shares. This fee, called a 12b-1 fee, is paid as compensation for distribution-related services provided to that class of shares of that Fund. These fees are paid out of assets on an ongoing basis, so they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


TYPES OF SHARES AVAILABLE

We offer five types of shares within The Park Avenue Portfolio: Class A, Class B, Class C, Class K and Institutional Class. The Funds offered through this prospectus do not offer Institutional Class shares. For each class, expenses and sales charges vary. Based on the amount you plan to invest, and how long you plan to hold your shares, you select the class of shares that is best suited to you.


EXPENSES

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales charge), and expenses that are deducted from fund assets.


EXPENSES YOU PAY DIRECTLY

There is a one-time fee that you may pay upon either purchase or sale of Class A, Class B, Class C or Class K shares. At purchase it is called an initial (or "front-end") sales charge; at sale, a deferred (or "back-end") sales charge. These charges cover our cost of selling the Fund to you. It doesn't cover any fee your broker or agent may charge for helping you buy your Funds.


EXPENSES YOU PAY THROUGH THE FUNDS

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as custody, auditing, administrative expenses, fees and expenses of Trustees, as well as the advisory fees of the Fund's investment adviser.

Administrative expenses are for services such as providing office space, equipment and personnel, maintenance of shareholder accounts, responding to shareholder inquiries, assisting in the processing of shareholder transactions, and other services. Each of the Funds pays GIS an administrative service fee for these services. The Funds pay this fee at an annual rate of 0.25% of their respective average daily net assets in Class A, Class B, Class C and Class K shares.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  17

CHOOSING A SHARE CLASS

You can choose from four share classes when you purchase a Fund: Class A, Class B, Class C or Class K, although Class K is available only to certain institutional investors or qualified retirement plans, such as 401(k) plans.

The different share classes have different expense structures. You should choose the cost structure that best meets your needs. Some factors to consider are: the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the sales charge is deducted from the amount you invest, unless you qualify for a sales charge waiver. This means that less money will be invested immediately. Class B, Class C and Class K shares do not have initial sales charges, but you may pay a deferred sales charge if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. You should also bear in mind that Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares and Class K shares do not convert to another class.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the Fund's expenses in the section called About our Funds. You should also consider the effects of any available sales charge waivers.

                                                                  MAXIMUM
                                                   MAXIMUM        CDSC(1)
                          MINIMUM     MAXIMUM      INITIAL        ANNUAL
                          PURCHASE    PURCHASE      SALES          12B-1
                           AMOUNT      AMOUNT       CHARGE          FEE
-------------------------------------------------------------------------------------------
Class A                  $    1,000        None         4.50%        None(2)           None
-------------------------------------------------------------------------------------------
Class B                  $    1,000  $  250,000          None         3.00%,          0.75%
                                                                   declining
                                                                over 6 years
-------------------------------------------------------------------------------------------
Class C                  $    1,000  $1 million          None      1.00%, if          0.75%
                                                                  shares are
                                                                    redeemed
                                                               within 1 year
-------------------------------------------------------------------------------------------
Class K                  $    1,000        None          None      1.00%, if          0.40%
                                                                  shares are
                                                                    redeemed
                                                                   within 18
                                                                   months of
                                                                 purchase(3)
-------------------------------------------------------------------------------------------

(1) The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the CDSC.

(2) If you purchase $1 million of shares or more, and sell your shares within 18 months, you will pay a deferred sales charge of 1%, subject to waivers described in the Statement of Additional Information.

(3) Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. See the Statement of Additional Information for more information.


CLASS A SHARES

When you buy Class A shares, you pay a sales charge at the time of your investment which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your
 18 PROSPECTUS                                             MANAGING YOUR ACCOUNT
money is used to buy shares in the Fund. You may qualify for a reduction of the initial sales charge based on the amount you invest. Please see the table below for details.

                                                                                CONCESSION
                       SALES CHARGE    SALES CHARGE      COMMISSION             TO DEALERS
 AMOUNT OF PURCHASE     AS A % OF      AS A % OF NET     AS A % OF              AS A % OF
      PAYMENT         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE       OFFERING PRICE(3)
---------------------------------------------------------------------------------------------------
Less than $100,000             4.50%            4.71%           4.50%                         4.50%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999           3.75%            3.90%           3.50%                         3.50%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999           2.75%            2.83%           2.50%                         2.50%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999           2.00%            2.04%           1.80%                         1.80%
---------------------------------------------------------------------------------------------------
$1,000,000 or
  more(1)                       None             None            None                Up to 1.00%(2)
---------------------------------------------------------------------------------------------------

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you will pay a deferred sales charge of 1% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) Based on amount of purchase.

(3) We may pay special compensation from time to time.

Class A share purchases are available without initial or deferred sales charge (applicable only for purchases over $1 million) to:

- Guardian Life, its subsidiaries, or any of their separate accounts

- present and retired directors, officers, employees, general agents and field representatives of Guardian Life or its subsidiaries

- directors, trustees, or officers of any open-end investment management company within the Guardian Fund complex

- trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of Guardian Life employees and officers named above

- present and retired directors, trustees, officers, partners and employees of broker-dealer firms that have written sales agreements with GIS

- spouses, parents, siblings, children and grandchildren of the individuals named above

- qualified retirement plans that invest $3 million in plan assets

- direct rollovers into a Park Avenue Portfolio IRA from a qualified retirement plan that is invested in The Park Avenue Portfolio

- any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial or similar capacity, and

- broker-dealers, financial institutions and registered investment advisers who offer fee-based "wrap account" programs and have entered into agreements with GIS.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales charge. However, a deferred sales charge will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  19

CLASS B SHARES

The sales charge on Class B shares is deferred until you sell your shares, and it decreases with length of ownership, until it declines to zero after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. Because the initial sales charge for Class A shares decreases as the purchase amount increases, it is more cost effective for you to buy Class A shares if you are making a large purchase. For this reason, the maximum purchase amount for Class B shares is $250,000.

                                      YOU'LL PAY A DEFERRED SALES CHARGE
                                   CALCULATED AS A % OF THE PURCHASE OR SALE
 IF YOU SELL YOUR SHARES DURING:         PRICE, WHICHEVER IS LESS, OF:
----------------------------------------------------------------------------
The first year                                                            3%
----------------------------------------------------------------------------
The second year                                                           3%
----------------------------------------------------------------------------
The third year                                                            2%
----------------------------------------------------------------------------
The fourth year                                                           2%
----------------------------------------------------------------------------
The fifth year                                                            1%
----------------------------------------------------------------------------
The sixth year                                                            1%
----------------------------------------------------------------------------
After the sixth year                                                    None
----------------------------------------------------------------------------

Class B shares are also subject to a 12b-1 fee, and you could pay more in 12b-1 fees over time than the initial sales charges you would have paid if you purchased Class A shares.


CLASS C SHARES

The sales charge on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less.

Like Class B shares, Class C shares are subject to a 12b-1 fee. Unlike Class B shares, Class C shares do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A or Class B shares.


CLASS K SHARES

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP or SARSEP plan or a plan covering self-employed individuals (formerly Keogh/H.R. 10 plans)). An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The Fund accounts must be

 20 PROSPECTUS                                             MANAGING YOUR ACCOUNT
registered in the name of the fiduciary or administrator purchasing the shares for the benefits of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

The sales charge on Class K shares is deferred and will be charged if you redeem shares within 18 months of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less. Certain distributions are not subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. The Class K CDSC is waived for benefit responsive withdrawals, which are described in an appendix to the Statement of Additional Information.

Class K shares are subject to a 12b-1 fee but do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A shares.


INFORMATION ABOUT DEFERRED SALES CHARGES

When you place an order to sell Class B, Class C or Class K shares, you authorize us to redeem enough additional shares to cover the deferred sales charge. The sales charge is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales charge.

When you sell Class B, Class C or Class K shares, the deferred sales charge is calculated as if shares not subject to a sales charge are sold first. This means that the sales charge will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales charge. You would next sell the shares you've owned the longest because they are subject to the lowest sales charge. For tax purposes, the amount of any deferred sales charge will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The deferred sales charge will be waived if you are exchanging your Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  21

SHARE PRICE


The share price of our Funds is calculated each day that the New York Stock Exchange (NYSE) is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current Net Asset Value (NAV) plus any sales charges that may apply.


The price you pay per share will be the next share price that is calculated after we receive your completed purchase order. For example, the price for a purchase order we receive before the close of trading on the NYSE will be the share price set that day. Purchase orders we receive after the close will be the share price set at the close of trading on the next day the NYSE is open.


Where authorized, orders will be priced at the NAV next computed after receipt by certain third party intermediaries who act as agents of the Portfolio.


MINIMUM PURCHASE AMOUNTS


CLASS A (INCLUDES INITIAL SALES CHARGE), CLASS B AND CLASS C
------------------------------------------------------------------------
Initial investment                                                $1,000
------------------------------------------------------------------------
Additional investments                                             $ 100
------------------------------------------------------------------------
Initial Individual Retirement Account or pension investment        $ 250
------------------------------------------------------------------------
Payroll Deduction Accounts (initial and additional
  investments)                                                     $  25
------------------------------------------------------------------------

CLASS K
------------------------------------------------------------------
Initial investment                                          $1,000
------------------------------------------------------------------
Additional investments                                  No minimum
------------------------------------------------------------------

GIS can change these minimums at any time.

MAKING YOUR FIRST PURCHASE

To buy a Fund, you will need:

- payment for the purchase where applicable

                                 - instructions for your investment

                                 - a properly completed Park Avenue Portfolio
                                   application.

                                 Your first purchase must be made through:

                                 - registered representatives of Park Avenue
                                   Securities LLC

                                 - registered representatives of other
                                   broker-dealer firms who are authorized to sell our Funds, or

                                 - broker-dealers or other institutions who
                                   handle our Funds.

                                 A registered representative is an employee of a broker-dealer who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

 22 PROSPECTUS                                             MANAGING YOUR ACCOUNT

We may from time to time, at our own expense, compensate our own registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of our Funds, and other financial institutions for administrative or marketing services. Broker-dealers may impose a transaction fee for purchases or sales of Fund shares.


FOLLOW-UP PURCHASES

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, National Financial Data Services ("NFDS") (1-800-343-0817).


PURCHASES BY WIRE

You can make a purchase by wire through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The minimum wire purchase is $1,000 and must be sent to the following address:

  State Street Bank and Trust Company
  ABA Routing Number 0110-000-28
  Boston, MA 02101
  Attention: Guardian A/C 9904-713-6
  Name of your Fund:
  Account of: (your name)
  Your shareholder account number:

The share price for a wire order will be the public offering price first set after receipt of the funds.

All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company are made through payroll deduction or employer contribution.


PURCHASES BY TELEPHONE

You or your registered representative can place an order with us by phone by calling 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day.

In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a phone order will be the public offering price first set after we receive the funds (normally within two business days of the call).

MANAGING YOUR ACCOUNT                                             PROSPECTUS  23

PURCHASES BY MAIL

If you wish to make a purchase by mail, please send us your request in writing, along with a void check from your bank account. Make checks payable to The Park Avenue Portfolio. We do not accept money orders or third-party checks endorsed to us. Certain bank checks will be accepted.

Guardian Investor Services LLC and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund's shares. We may charge a fee for bounced checks, stop payment orders and similar items.


PURCHASES OVER THE INTERNET

If you are already a customer, you can place an order with us over the Internet. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999.

In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price first set after we receive the funds (normally within two business days of the order).


THE PORTFOLIO AGENT

We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

 24 PROSPECTUS                                             MANAGING YOUR ACCOUNT

----------------------------------
PAYMENTS OR
SALES REQUESTS
We may postpone payments or suspend sales requests:

- when the New York Stock
 Exchange is closed other than
 for a weekend or holiday

- when trading on the NYSE is
 restricted

- when an emergency makes it
 impractical for us to sell assets
 or calculate share prices, or

- when the Securities and
 Exchange Commission permits
 because, for example,
 simultaneous requests for sales
 or exchanges are so large that it
 would significantly alter our
 share price


HOW TO SELL SHARES

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell. If you're selling Class A, Class B, Class C or Class K shares, we will deduct any deferred sales charge from the proceeds of the sale or sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. Those shares that are held in certificate form or qualified plan accounts may be sold only by written request.
Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. However, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if the Trustees determine that orderly liquidation of a Fund's securities is impractical, or if cash payment would adversely affect the remaining shareholders.


SELLING BY MAIL

If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

  National Financial Data Services
  (name of your Guardian Fund)
  P.O. Box 219611
  Kansas City, MO 64121-9611

If you are using registered, certified or express mail use this address:

  National Financial Data Services
  (name of your Guardian Fund)
  330 W. 9th Street
  Kansas City, MO 64105-2112

MANAGING YOUR ACCOUNT                                             PROSPECTUS  25

----------------------------------
SIGNATURE
GUARANTEES
Generally, you will need a
guaranteed signature if:

- your request is for $50,000
 or more

- the shareholder is not a natural
 person

- the proceeds are to be made
 payable to someone other than
 the account holder

- the proceeds are to be mailed to
 an address other than that
 specified on your account
 records, or you recently
 changed your account records
 to show a different address

- your request is made in writing
 (for SIMPLE IRAs and
 qualified retirement plans
 administered by State Street
 Bank and Trust Company)

For SIMPLE IRAs where State Street Bank and Trust Company is custodian:

Regular U.S. mail:

  The Park Avenue Portfolio-SIMPLE IRA Administration
  c/o Defined Contribution Services
  P.O. Box 8397
  Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust
Company:
Regular U.S. mail:

  The Park Avenue Portfolio-401(k) Administration
  c/o Defined Contribution Services
  P.O. Box 8396
  Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, via certified, registered or overnight mail:

  The Park Avenue Portfolio
  c/o BFDS-Defined Contribution Services
  500 Victory Road
  Quincy, MA 02171

Under certain circumstances, your written request must be accompanied by a guaranteed signature, which is available from most banks, credit unions or other financial institutions and from most broker-dealer firms (see accompanying note). A guaranteed signature cannot be obtained from a notary public.


SELLING BY PHONE

For sales requests of $1,000 up to $49,999, or to close out your account, you may call 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-PAP-SMPL between 8:00 a.m. and 5:00 p.m. Eastern time on any business day. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-PAP-401K between 8:00 a.m. and 5:00 p.m. Eastern time on any business day.

You will automatically be authorized to sell shares by telephone, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us,

 26 PROSPECTUS                                             MANAGING YOUR ACCOUNT
unless the address and record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may not use this service for accounts for which share certificates have been issued.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon 7 days' notice to shareholders.


SELLING OVER THE INTERNET

For certain sales requests of $1,000 up to $49,999, you may use our Internet site, www.parkavenueportfolio.com, between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may also use www.parkavenueportfolio.com between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. The price per share you receive will be the next price calculated after we receive your Internet sale order.

You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may not use this service for accounts for which share certificates have been issued. You may not use the Internet if you are closing your account.

You may give up some security if you accept the Internet selling privilege. We require specific information about your account, including a PIN number, and we may require other identifying information. We will accept a sales request from any person who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  27

We have the right to change or withdraw the Internet selling privilege at any time.


RECEIVING YOUR MONEY BY WIRE

We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). The minimum amount for this service is $1,000 or the entire balance of your Fund account, if it is less. Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. When required, applicable taxes are withheld from the proceeds.


REPURCHASES BY BROKER-DEALER FIRMS

Broker-dealers who sell our shares are authorized to buy back shares from you if you wish to sell. The share price you receive is the next price calculated after the broker-dealer receives your request. The broker-dealers may charge a fee for repurchases. A broker-dealer's offer to repurchase may be suspended or discontinued at any time.


MINIMUM ACCOUNT BALANCE

We may close your account if it falls below $1,000 for any reason other than market factors. However, you will be given 30 days notice to increase the amount in your account before it is closed. Minimum balance requirements don't apply to:

- automatic investment plan

- dollar cost averaging program

- qualified retirement plans

- payroll deduction plans.


REINSTATEMENT PRIVILEGE

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B, Class C or Class K shares will receive pro rata credit for any deferred sales charge paid in connection with the redemption of those shares. You must contact NFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company.

 28 PROSPECTUS                                             MANAGING YOUR ACCOUNT

SPECIAL PURCHASE
AND SALE PLANS
We offer several purchase
and sale plans to Park Avenue Portfolio shareholders, including:

- automatic investment plan

- rights of accumulation

- automatic withdrawal plan

- investment by letter of intent

- dollar cost averaging


SPECIAL PURCHASE AND SALE PLANS

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 1-800-343-0817.

We reserve the right to modify, end or charge for these plans at any time.

These programs do not assure a profit or prevent any loss in your Fund investment.


AUTOMATIC INVESTMENT PLAN

If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in either Fund. You must make an initial investment of at least $50 in each of the Funds you wish to contribute to. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period.

In order to participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House.

You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.


RIGHTS OF ACCUMULATION

To reduce your initial sales charge, you can combine proposed Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales charge. Specifically, initial sales charges are paid on Class A shares of each Fund and on Class B, Class C and Class K shares, so these shares may be included unless the sales charges have been waived. Simply notify us or NFDS that your purchase will qualify for a reduction in the sales charge and provide the names and account numbers of the family members whose holdings are to be included.


AUTOMATIC WITHDRAWAL PLAN

If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semi-annually or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to your bank account in writing (no signature guarantee required), along with a voided check or bank

MANAGING YOUR ACCOUNT                                             PROSPECTUS  29
deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

If you're making an automatic withdrawal of proceeds of Class B, Class C or Class K shares, no contingent deferred sales charge will be imposed, as long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you're making automatic withdrawals because of tax liabilities and sales charges. Any charges made by NFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.


INVESTMENT BY LETTER OF INTENT

An investor who intends to invest $100,000 or more over a 13-month period can reduce the initial sales charge on each intended purchase of Class A shares by completing the letter of intent item on The Park Avenue Portfolio application or Shareholder Privilege form. The sales charge for each purchase will be at the reduced rate that would apply if the investment were made at one time. You can include holdings held by your spouse and minor children. However, you cannot include shares that are not subject to a sales charge, such as shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company.

If you complete a letter of intent within 90 days of a prior purchase of one of the Funds, that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any sales charge you paid in connection with the prior purchase, based on the current NAV.

The letter of intent does not bind the shareholder to buy the entire intended amount. However, NFDS will escrow shares valued at 5% of the intended investment to assure payment of additional sales charges if the intended purchases are not made and the shareholder fails to pay the additional sales charge within 20 days after NFDS requests payment.

 30 PROSPECTUS                                             MANAGING YOUR ACCOUNT

OUR RIGHT TO REJECT PURCHASE ORDERS AND EXCHANGE REQUESTS


Exchanges are meant for investment purposes only. Our Funds are not designed for professional market timing or for programmed or frequent exchanges, because this type of activity can have a disruptive effect on the Funds and can be detrimental to shareholders.


We have the right to:


- reject or restrict purchase orders or requests

- limit the number of exchanges permitted within a specified period of time

If we reject an exchange, we will not process either the sale or purchase side of the exchange request.


HOW TO EXCHANGE SHARES

This privilege is not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract. You can exchange shares of one Fund for shares of another, provided they are of the same class. You won't have to pay an initial sales charge, except when Class A shares of The Guardian Cash Management
Fund are exchanged for Class A
shares of other Funds in The Park Avenue Portfolio.

The share prices used for the exchange will be the next share price calculated after we receive your exchange request.

Should you sell your shares at any point after an exchange, any deferred sales charge will be calculated from the date of the initial purchase, not the date of exchange. FOR TAX PURPOSES, AN EXCHANGE IS
THE SAME AS A SALE, SO TAXABLE GAINS OR
LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $500 and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

If you have certificates for your shares, you must endorse them and return them to us before we can complete an exchange.

We have the right to change or end exchange privileges at any time, with at least 60 days' notice, if required by the Securities and Exchange Commission.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  31

NET ASSET VALUE
Each Fund's NAV consists of its
total assets, less liabilities
(including daily expenses),
divided by the total number of
shares outstanding.


DOLLAR COST AVERAGING

You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and:

- you must have a minimum balance of $1,000 in both the originating and receiving Funds, or

- you must have a minimum balance of $5,000 in the originating Fund.

This type of periodic investing does not guarantee a profit or protect you against loss in a declining market.

Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.


CALCULATION OF NET ASSET VALUES

Net asset values (NAV) for the Funds are determined each day the New York Stock Exchange is open, as of 4:00 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. Each Fund's NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. Each Fund values its assets at current market prices when market prices are readily available. All investments made by the Funds in foreign securities are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Funds do not price their shares. Accordingly, the NAV of the Funds may change on days when you cannot purchase or sell shares.

If market prices for Fund assets are not readily available, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Portfolio's Board of Trustees. In addition, market prices for foreign securities are not determined at the same time of day as the NAVs for the Funds. If events materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.

Short-term securities held by the Funds that mature in 60 days or less are valued using the amortized cost method, unless the Board determines that this does not represent fair value.

 32 PROSPECTUS                                             MANAGING YOUR ACCOUNT

DIVIDENDS AND DISTRIBUTIONS


THE DIFFERENCE between the purchase and sale price of an asset is referred to as a capital gain or loss. The Funds will have net capital gains if their capital gains on sales of portfolio securities exceed capital losses.

We determine each Fund's net investment income by subtracting expenses from any interest and dividend income the Fund has earned. Then we distribute the net realized capital gains and net investment income to you. These distributions are made at least once a year for both of our Funds.


Each of our Funds pays its dividends and other distributions in the form of additional shares, unless you request payment in cash. If you do wish to receive dividends and other distributions in cash, simply complete the appropriate section of our application or Shareholder Privilege form, or speak to your registered representative. Dividends and distributions of less than $10 will automatically be reinvested in shares. Dividends and distributions will reflect gains and income that accrue from the next business day after you purchase shares.

DIVIDENDS AND DISTRIBUTIONS                                       PROSPECTUS  33

TAXES

EACH OF OUR FUNDS is considered a separate entity for accounting and federal income tax purposes.


TAXES ON THE SALE OF SHARES

Any sale or exchange of Fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem any of your shares, whether it be an outright redemption or through an exchange into another Fund of The Park Avenue Portfolio, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.) The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.


TAXES ON DISTRIBUTIONS FROM THE FUNDS

The following summary does not apply to:

- qualified retirement accounts (because tax is deferred until you withdraw your money), or

- tax-exempt investors.

The Funds intend to make distributions that will be taxed as ordinary income or capital gains. Dividends and capital gains distributions from our Funds are taxable whether you receive them in cash or as additional shares in the Funds. If we declare dividends in October, November or December, you will be taxed for them in the year in which we declared them, as long as we pay them out to you on or before January 31 of the following calendar year. Dividends paid from net investment income and short-term capital gains distributions are taxable to you as ordinary income.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction.

Long-term capital gains distributions are taxable to individuals generally at a maximum federal income tax rate of 20%. The determination as to whether a capital gain distribution is short-term or long-term is based on how long the Fund held the securities, not how long you held your shares in the Fund. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares sold or exchanged. The dividends paid by the Funds that come from U.S. government securities may be exempt from state and local income taxes.

If you buy your shares any time before or on the record date, you are entitled to receive the distribution, which may be subject to income taxes. You may want to avoid buying shares of a Fund shortly before that Fund pays a dividend because if you buy shares when a Fund has realized, but not yet distributed, ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the

 34 PROSPECTUS                                                             TAXES
price back in the form of a taxable dividend. This is especially a concern for the Funds because they normally pay dividends semi-annually. See Dividends and Distributions.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 30% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Funds. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Funds. More tax information is provided in the Statement of Additional Information.

You should also consult with your own tax adviser regarding all tax consequences applicable to your investments in the Funds.

TAXES                                                             PROSPECTUS  35

FINANCIAL HIGHLIGHTS

Because the Funds are new, there is no financial highlights information for the Funds as of the date of this Prospectus.

 36 PROSPECTUS                                              FINANCIAL HIGHLIGHTS

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Funds is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year. If more than one member of a household owns shares of the Funds, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. Because the Funds are new, there is no current annual and/or semi-annual report to shareholders for either of the Funds.

The Funds' Statement of Additional Information contains additional information about the Funds. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Funds' Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102. In the future, information about the Funds may be available electronically from our website.


CUSTODIAN

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' custodian.


TRANSFER AGENT AND DIVIDEND PAYING AGENT

National Financial Data Services ("NFDS") is the Funds' transfer agent and dividend paying agent. NFDS is an affiliate of State Street Bank and Trust Company.

1940 ACT FILE NO. 811-05641

THE PARK AVENUE PORTFOLIO(R)


STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2003



This Statement of Additional Information contains information about The Guardian UBS Large Cap Value Fund (the "Large Cap Value Fund") and The Guardian UBS Small Cap Value Fund (the "Small Cap Value Fund") of The Park Avenue Portfolio(R) series trust (the "Portfolio"). The Large Cap Value Fund and the Small Cap Value Fund are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund." This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Funds dated January 28, 2003. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of either of the Funds should be made without first reading the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004 or by telephoning (800) 221-3253. This Statement of Additional Information has been incorporated by reference into the Prospectus. Please retain this document for future reference.


The terms used in this Statement of Additional Information are the same as defined in the Prospectus for the Funds.

TABLE OF CONTENTS

                                              PAGE
                                              ----
Organization of the Portfolio...............   B-2
Investment Restrictions.....................   B-2
     Large Cap Value Fund...................   B-2
     Small Cap Value Fund...................   B-2
Additional Investment Restrictions..........   B-3
Investment Objectives and Policies..........   B-3
Special Investment Techniques...............   B-4
Investment Advisers and Distributor.........  B-11
Portfolio Transactions and Brokerage........  B-14
Net Asset Value.............................  B-15
Redemption of Shares........................  B-16
Performance Results.........................  B-16

                                              PAGE
                                              ----
Portfolio Management........................  B-17
Portfolio Affiliates and Principal
  Holders of Fund Shares....................  B-23
Taxes.......................................  B-23
Shareholder Rights..........................  B-25
Trustee Liability...........................  B-26
Custodian...................................  B-26
Transfer Agent..............................  B-26
Legal Opinions..............................  B-26
Independent Auditors and Financial
  Statements................................  B-26
Appendix A..................................  B-27
Appendix B..................................  B-31

The Guardian, Guardian Investor Services LLC, The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Park Avenue Portfolio are servicemarks owned by The Guardian Life Insurance Company of America; however, UBS Global AM, or its affiliated persons (as defined in the 1940 Act), owns all rights, title, and interest to (and remains the exclusive owner of) all intellectual property rights related to "UBS". If the investment sub-advisory agreement between GIS and UBS Global AM is transferred or assigned to an entity that is not an affiliated person of UBS Global AM or upon termination of such sub-advisory agreement with respect to a Fund, GIS will cease to use "UBS" or any similar name, delete "UBS" from the name of such Fund, and take all further actions described in the sub-advisory agreement.


EB-013284 1/03


STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE PORTFOLIO
The Portfolio was organized on January 12, 1993 as a Massachusetts business trust. The Portfolio is an open-end, management investment company. The Large Cap Value Fund and the Small Cap Value Fund are "diversified", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that each Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

INVESTMENT RESTRICTIONS
In addition to the restrictions described in the section of the Prospectus entitled "Special Investment Techniques," the Funds have each adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of: (1) 67% of the voting securities of the Fund at a meeting where more than 50% of the outstanding voting securities are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

All percentage restrictions on investments apply only when an investment is made. If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond a specified percentage limit that results from a relative change in value or from a change in the Fund's total assets will not constitute a violation of the applicable investment restriction.

THE LARGE CAP VALUE FUND AND THE SMALL CAP VALUE FUND

THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT EACH OF THE LARGE CAP VALUE FUND AND THE SMALL CAP VALUE FUND MAY NOT:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act as described above in "Organization of the Portfolio."

2. Purchase or sell real estate, except that the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

3. Purchase or sell commodities, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

4. Issue senior securities to the extent that such issuance would violate applicable law, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or Securities and Exchange Commission (the "SEC") staff interpretations thereof.

5. Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

6. Borrow money, except that the Fund may (i) borrow money from banks to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and engage in reverse repurchase agreements, dollar rolls, the purchase or sale of securities on a when-issued or delayed delivery basis, short sales or other transactions which may involve a borrowing from banks or other persons, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law.

7. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies).

8. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

                                      B-2
                                                       THE PARK AVENUE PORTFOLIO

ADDITIONAL INVESTMENT RESTRICTIONS
THESE NON FUNDAMENTAL RESTRICTIONS MAY BE CHANGED BY THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL:

1. Each Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing the stated amounts (as described in the Prospectus) in investments suggested by such Fund's name.

2. The Large Cap Value and Small Cap Value Funds will not engage in the following types of transactions: reverse repurchase transactions, non-deliverable forward transactions, short sales, swaps or investments in Eurodollar securities.

INVESTMENT OBJECTIVES AND POLICIES
The following information supplements the information contained in the Prospectus section entitled "Investment Objectives and Policies."

THE LARGE CAP VALUE FUND AND THE SMALL CAP VALUE FUND

As described in the Prospectus, the Large Cap Value Fund and the Small Cap Value Fund are permitted to invest in convertible securities.

Convertible securities are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on a convertible security is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security the investment advisers look primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by the investment advisers include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

Convertible securities purchased by the Funds will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Both of these Funds may, however, acquire convertible securities without regard to their ratings.

Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

As described in the Prospectus, the Large Cap Value and Small Cap Value Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Neither Fund will borrow money in excess of 33 1/3% of the value of its total assets. Each of the Large Cap Value and Small Cap Value Funds will not pledge more than 10% of its net assets, or issue senior securities, as defined in the 1940 Act, except for notes to banks. In addition, neither Fund will purchase investment securities while an outstanding borrowing exceeds 5% of the Fund's net assets.

The Large Cap Value Fund and Small Cap Value Fund will each limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to guidelines adopted by the Trust's Board. The Small Cap Value Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

STATEMENT OF ADDITIONAL INFORMATION

The Small Cap Value Fund may invest in equity securities of companies considered by the investment adviser to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Small Cap Value Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships.

SPECIAL INVESTMENT TECHNIQUES
Each Fund has an investment objective which it pursues through its stated investment policies and special investment techniques. There can be no assurance that the objective of a Fund will be achieved. The following is a description of certain of the special investment techniques which may be used by the investment advisers on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in the Prospectus.

OPTIONS ON SECURITIES

General. Each of the Large Cap Value Fund and Small Cap Value Fund may purchase put and call options and write (sell) covered call options and secured put options. As a covered call option writer, a Fund must own securities which are acceptable for the purpose of covering any outstanding options. So long as the Fund is obligated as a writer of a put option, it will segregate cash or liquid, unencumbered securities in an amount not less than the exercise price of the put option during the option period. These duties reduce a Fund's flexibility to pursue other investment opportunities while options are outstanding. The Large Cap Value and Small Cap Value Funds will only engage in option strategies for non-speculative purposes. These Funds may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The Large Cap Value and Small Cap Value Funds may each purchase call or put options on securities to the extent that premiums paid by a Fund on such call or put options do not aggregate more than 20% of such Fund's total assets. With regard to the writing of put options, each of the Large Cap Value and Small Cap Value Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

As the writer of a covered call option or the purchaser of a secured put option, a Fund must own securities that can be used to cover or secure any such outstanding options. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call. Also, when a Fund writes a put option, it must segregate with the Portfolio's custodian either cash or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding.

Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Fund cannot close an option when it wants, it may miss alternative investment opportunities.

Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). A Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this

                                      B-4
                                                       THE PARK AVENUE PORTFOLIO
position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times a Fund may seek to establish a position in securities upon which call options are available. By purchasing a call option a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

The Funds may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

A Fund which is authorized to buy and sell options may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

Options on Securities Indices. The Funds may write or purchase options on securities indices, subject to their general investment restrictions regarding options transactions. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Price movements in securities which the Funds own or intend to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Funds bear the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in

STATEMENT OF ADDITIONAL INFORMATION
advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents, or other liquid, unencumbered securities equal in value to such excess.

Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium which was paid for it is lost.

FINANCIAL FUTURES TRANSACTIONS

General. The Large Cap Value Fund and Small Cap Value Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which these Funds hold or intend to purchase. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

The Large Cap Value Fund and Small Cap Value Fund may each enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's total assets. The Large Cap Value Fund and Small Cap Value Fund may effect futures transactions through futures commission merchants who are affiliated with an investment adviser or the Fund in accordance with procedures adopted by the Board.

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. These Funds may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transaction costs that are associated with these types of instruments.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a shareholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

The Funds may only engage in financial futures transactions on commodities exchanges or boards of trade. A Fund will segregate either cash or liquid, unencumbered securities that are marked-to-market daily to the extent required to comply with the 1940 Act whenever it engages in futures transactions. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

Neither of the Funds will enter into financial futures contracts for speculative purposes.

                                      B-6
                                                       THE PARK AVENUE PORTFOLIO

When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

If a Fund owned long-term bonds and interest rates were expected to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bonds in such Fund's portfolio would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing interest rate futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The interest rate futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Large Cap Value Fund and the Small Cap Value Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract as written by it.

STATEMENT OF ADDITIONAL INFORMATION

LENDING OF PORTFOLIO SECURITIES

The Large Cap Value Fund and Small Cap Value Fund may lend their portfolio securities to broker-dealers, banks and other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

No Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total assets. A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending securities and acquiring debt securities, the Funds will not make loans to other persons.

The Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by the investment adviser to be creditworthy and will not be made unless, in the investment adviser's judgment, the income which can be earned justifies the risk. The Fund could also lose money if it suffers losses on investments made with the cash collateral.

In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

The Funds may pay reasonable custodian and administrative fees in connection with the loans.

FOREIGN CURRENCY FUTURES, OPTIONS ON FOREIGN CURRENCY FUTURES AND OPTIONS ON FOREIGN CURRENCIES

The Large Cap Value Fund and Small Cap Value Fund may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by a Fund, anticipated to be purchased by the Fund, or sold by the Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market. As stated above, the Large Cap Value Fund and the Small Cap Value Fund may each enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's total assets.

Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of future contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in such options is subject to the maintenance of a liquid secondary market. In order to reduce this risk, a Fund will not purchase or sell options on foreign currency options unless, in the opinion of the Fund's investment adviser, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.

A Fund will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by the Fund will be considered covered if the Fund

                                      B-8
                                                       THE PARK AVENUE PORTFOLIO
segregates cash, U.S. government securities or other liquid unencumbered securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered covered if the Fund owns short term debt securities with a value equal to the face amount of the option contract-denominated in the currency upon which the call is written.

A Fund will purchase an option on foreign currency as a hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Fund's position, the Fund may forfeit both the entire price of the option plus the related transaction costs.

Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.

FOREIGN SECURITIES

From time to time, the Funds may invest in securities of domestic (U.S.) or foreign companies which are issued and settled overseas. Investing overseas involves different and additional investment risks from investing in the U.S. For example: (1) there may be less publicly available or less reliable information about foreign companies and such companies may be subject to less regulation and supervision than U.S. companies; (2) foreign stock exchanges and brokers may be subject to less governmental regulation than similar U.S. entities; (3) securities of foreign companies may be less liquid or more volatile than securities of U.S. companies; (4) foreign companies may not be subject to the same accounting, auditing examination and recordkeeping requirements which are imposed on U.S. companies; and (5) securities issued by foreign companies may be adversely affected by political or economic unrest, restrictions on the flow of international capital, taxes on income from sources in such countries, expropriation, nationalization, confiscatory taxation, investment or currency exchange controls, or other foreign governmental laws or restrictions applicable to the payment of such securities. In addition, the time period for settlement of transactions in foreign securities may be longer than the corresponding period for settlement of transactions in domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

FORWARD FOREIGN CURRENCY TRANSACTIONS

The foreign securities held by the Large Cap Value Fund and Small Cap Value Fund may be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may also enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that (or a correlated) currency. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund will segregate cash, or liquid unencumbered securities in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts, marked-to-market daily.

A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign

STATEMENT OF ADDITIONAL INFORMATION
currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Funds may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment advisers to accurately predict future currency exchange rates.

REGULATORY RESTRICTIONS

To the extent required to comply with the 1940 Act and rules and interpretations thereunder, a Fund may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or other liquid, unencumbered securities equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

In order to comply with the Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

OTHER

The Funds may alter their investment practices on a temporary or emergency basis when the Funds' investment adviser believes it is appropriate due to political, economic or other circumstances. All of the Funds may invest in cash or cash equivalents and repurchase agreements in these circumstances. The Large Cap Value Fund and Small Cap Value Fund may invest in short-term debt instruments of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies which may be denominated in any currency.

Securities of other investment companies may be acquired by a Fund to the extent that the purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. Section 12(d)(1) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of

                                      B-10
                                                       THE PARK AVENUE PORTFOLIO
another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

INVESTMENT ADVISERS AND DISTRIBUTOR
Guardian Investor Services LLC ("GIS"). GIS is the investment adviser for each of the Funds. GIS and the Portfolio have entered into a written investment advisory agreement which provides that GIS shall act as the Funds' investment adviser, manage their investments and provide them with various services and facilities. With respect to Large Cap Value and Small Cap Value Funds, GIS has, in turn, entered into an investment sub-advisory agreement with UBS Global Asset Management (Americas) Inc. appointing the latter as investment sub-adviser (see "UBS Global Asset Management (Americas) Inc." below). The investment advisory agreement will continue in full force and effect from year to year with respect to each Fund so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of that Fund, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment and may be terminated with respect to either Fund without penalty at any time by either party upon 60 days' written notice. For purposes of calculating investment management fees, all shares of each Fund are treated as one class. Each Fund pays its investment management fee separately.

Under the terms of the investment advisory agreement, GIS provides or pays for certain of the Funds' administrative costs (except to the extent subject to the Administrative Services Agreement described below). Among the services and facilities provided or paid for by GIS are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Trustees who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds that GIS advises.

The investment advisory agreement provides that neither GIS nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GIS or the Funds in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by GIS or any such person of the duties of GIS under the investment advisory agreement.

Guardian Life has registered and maintains the exclusive ownership interest of the following trademarks or service marks, as the case may be: "The Guardian UBS Large Cap Value Fund" and "The Guardian UBS Small Cap Value Fund"; however, UBS Global AM, or its affiliated persons (as defined in the 1940 Act), owns all rights, title, and interest to (and remains the exclusive owner of) all intellectual property rights related to "UBS". If the investment advisory agreement is terminated with respect to any or all of the Funds and it is not replaced by an agreement with another affiliate of Guardian Life, any affected Fund's continued use of its name is subject to the approval of Guardian Life. If the investment sub-advisory agreement between GIS and UBS Global AM is transferred or assigned to an entity that is not an affiliated person of UBS Global AM or upon termination of such sub-advisory agreement with respect to a Fund, GIS will cease to use "UBS" or any similar name, delete "UBS" from the name of such Fund, and take all further actions described in the sub-advisory agreement. If the investment advisory agreement is terminated with respect to any or all of the Funds and it is not replaced by an agreement with another affiliate of Guardian Life, any affected Fund's continued use of its name is subject to the approval of Guardian Life.

The investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

A service agreement between GIS and Guardian Life provides that the latter will furnish the office space, clerical staff, services and facilities which GIS needs to perform its duties under the investment advisory agreement. GIS's officers and other personnel are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the separate agreement.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global AM is the investment sub-adviser for the Large Cap Value and Small Cap Value Funds pursuant to a written investment sub-advisory agreement with GIS. Pursuant to this investment sub-advisory agreement and subject to the supervision and direction of the Portfolio's Board and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of the two Funds, including investment research and discretionary management with respect to all securities and investments in the two Funds. UBS Global AM is responsible for placing

STATEMENT OF ADDITIONAL INFORMATION
purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of each Fund's assets that UBS Global AM manages, subject to review by GIS. GIS continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to each Fund for two years from its effective date and, thereafter if not terminated as to a certain Fund, will automatically renew and continue from year to year, provided its continuance is specifically approved at least annually (1) by a vote of the majority of the Trustees of the Portfolio who are not parties to the investment sub-advisory agreement or "interested persons" of GIS or UBS Global AM, cast in person at a meeting called for the purpose of voting on such continuance and (2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Trustees of the Portfolio.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by GIS in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM's, or any of its directors', officers', employees', agents' (excluding any broker-dealer selected by UBS Global AM), or affiliates' willful misfeasance, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub- advisory agreement may be terminated at any time, without penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days' written notice to GIS. GIS, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of GIS, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub- advisory agreement will terminate automatically upon its assignment (or upon termination of GIS' advisory agreement with the Portfolio as it relates to a respective Fund), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub- advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

Of the management fees that it receives under its investment advisory agreement with the Large Cap Value and Small Cap Value Funds, GIS pays to UBS Global AM as compensation for its services as the Funds' investment sub-adviser: (1) 0.43% of the average daily net assets of the Large Cap Value Fund and (2) 0.60% of the average daily net assets of the Small Cap Value Fund not exceeding $50 million and 0.55% of the average daily net assets of the Small Cap Value Fund in excess of $50 million.

(See the Prospectus section entitled "Management" for more information about the Portfolio's investment advisory agreements.)

Matters Considered by the Board. In approving the investment advisory agreement and the investment sub-advisory agreement, the Board reviewed reports prepared by GIS, materials provided by Fund counsel and counsel to the independent Trustees, as well as other information. The Board considered the nature and quality of the investment advisory services to be provided to the Funds by GIS and UBS Global AM under the respective investment advisory agreement and the investment sub-advisory agreement and the personnel who would provide these services. In addition, the Board considered other services to be provided to the Funds by GIS and UBS Global AM, such as administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and coordination of the activities of the Funds' other service providers as well as other services necessary for the Funds' operation.

The Board considered the fees to be paid to GIS and UBS Global AM for investment advisory services. In connection with its review of the fees to be paid to GIS and UBS Global AM, the Board reviewed information prepared by an independent source comparing each Fund's advisory fee rate and overall expense ratio with those of comparable funds.

Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services to be provided by GIS and UBS Global AM to the Funds and that the management

                                      B-12
                                                       THE PARK AVENUE PORTFOLIO
fee rate was reasonable in relation to such services. The independent Trustees of the Portfolio were assisted by independent legal counsel in their deliberations.

ASSUMPTION OF EXPENSES

From time to time and at their discretion, GIS or may voluntarily assume some or all of the ordinary operating expenses of the Funds that they manage.

The Administrative Services Agreement. GIS and the Portfolio have also entered into an Administrative Services Agreement on behalf of the Class A, Class B, Class C and Class K shares of each Fund pursuant to which GIS will provide information and administrative services for the benefit of the Portfolio and its shareholders. These services include providing office space, equipment and personnel, maintenance of shareholder account records, responding to routine shareholder inquiries regarding the Portfolio and assisting in the processing of shareholder transactions and any other services which the Portfolio may reasonably request. GIS may also enter into related agreements with other broker-dealers or other financial services firms that provide such services and facilities for their customers who are shareholders of the Portfolio. The Administrative Services Agreement may be terminated at any time by either party upon 60 days' written notice. The Agreement may not be assigned without the consent of the Portfolio. Any material amendments to the Agreement, including an increase in the amount of fees, must be approved by the Board of Trustees of the Portfolio.

Underwriting Agreement. The Portfolio has also entered into an underwriting agreement with GIS, 7 Hanover Square, New York, NY 10004, which, together with a distribution plan and agreement pursuant to Rule 12b-1 under the 1940 Act (see below), governs the sale and distribution of Fund shares and payment of commissions to GIS. Shares are offered continuously; however, the Portfolio reserves the right to cease the offer of any Fund's shares at any time, subject to applicable laws, rules and regulations. The underwriting agreement shall remain in full force and effect from year to year so long as its continuance is approved at least annually by the Board of Trustees of the Portfolio, including a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to any or all of the Funds at any time by either party on not less than 30 nor more than 60 days' written notice. Termination of the underwriting agreement with respect to one Fund will not affect its validity with respect to any other Fund. The agreement also provides that the Portfolio shall indemnify GIS and persons in control of GIS with respect to certain liabilities, including liabilities arising under the Securities Act of 1933. Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements.

Contingent Deferred Sales Charge -- Class B Shares. As discussed in the Prospectus, Class B shares redeemed within six years of purchase generally are subject to a contingent deferred sales charge ("CDSC") subject to waivers described in the Prospectus.

Contingent Deferred Sales Charge -- Class C Shares. Class C shares redeemed within one year of purchase generally are subject to a CDSC subject to waivers described in the Prospectus.

Distribution Plans Pursuant to Rule 12b-1 and Distribution Agreements. Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of 0.75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of the Funds.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund with respect to Class C shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of 0.75% of the average daily net assets of its Class C shares as compensation for distribution-related services provided to the Funds' Class C shares.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund with respect to Class K shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.40% of the average daily net assets of its Class K shares as compensation for distribution-related services provided to the Class K shares of the Funds.

The 12b-1 fees may be paid by the Funds to third parties, including GIS, that enter into Distribution Agreements with the Portfolio. Under the 12b-1 Plans, distribution fees may be used to compensate brokers and dealers who engage in or support the distribution of the Class B, Class C and Class K shares. The 12b-1 fees may also be used to pay other distribution-related expenses incurred, such as communications equipment charges, printing prospectuses, statements of additional information and reports for prospective investors, the costs of printing sales literature and advertising materials, training and educating sales personnel and other overhead. The 12b-1 Plans, in conjunction with the CDSC, permit an investor to purchase Class B, Class C and Class K shares

STATEMENT OF ADDITIONAL INFORMATION
through a distributor without the imposition of an initial sales load. The Portfolio does not participate in joint distribution activities with any other investment company.

In order to effect each 12b-1 Plan, the Portfolio, on behalf of the Funds, has entered into a Distribution Agreement with GIS relating to Class B, Class C and Class K shares. GIS is compensated by the fees it receives under the 12b-1 Plans and is not paid any additional amounts under the Distribution Agreements. GIS intends to use these fees to pay for distribution-related expenses for Class B, Class C and Class K shareholders and payments to registered representatives for the sale of Class B, Class C and Class K shares. GIS also intends to use the 12b-1 fees to advance payments of up to 3.0% of the proceeds of sales of Class B, Class C and Class K shares to its registered representatives and other authorized broker-dealers.

GIS absorbs its distribution and service expenses that exceed the amount of 12b-1 fees collected. Neither Fund is obligated to reimburse GIS for such excess expenses, and GIS will not carry one year's deficiency to a subsequent year in order to recover such deficiency from the subsequent year's fee. Similarly, if a 12b-1 Plan or Distribution Agreement, as either pertains to a Fund, is terminated or not renewed, any expenses incurred by GIS on behalf of such Fund which are in excess of fees which GIS has received or accrued shall be absorbed by GIS. Conversely, if GIS's expenditures for a Fund under a 12b-1 Plan are less than the amount collected, GIS is entitled to retain the excess. However, the Trustees are authorized to negotiate changes to the 12b-1 Plans, such as a fee reduction or increased services, if the fee paid by a Fund in a particular year exceeds the covered expenses. Alternatively, the Trustees may find such excess justifiable under the circumstances.

Each 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Trustees who are not "interested persons" of the Portfolio, as that term is defined in the 1940 Act, shall be made solely at the discretion of the Trustees who are not interested persons of the Portfolio.

The fees to be paid by a Fund under each 12b-1 Plan may not be amended in a material way without approval by vote of: (1) a majority of the Trustees; (2) a majority of the Trustees who are not "interested persons" of the Portfolio and have no direct or indirect financial interest in the operation of the 12b-1 Plan or related agreements ("Independent Trustees"); and (3) a majority of such Fund's outstanding voting securities, as defined by the 1940 Act.

The 12b-1 Plans will continue from year-to-year for each Fund if such continuance is specifically approved by vote of the Board, and by vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1 Plans.

The 12b-1 Plans may be terminated with respect to the Portfolio or a Fund at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of that Fund's outstanding voting securities.

The Portfolio has also entered into a Distribution Plan with GIS on behalf of the Class A shares. This Plan was made dormant by the Board as of May 1, 1996 and no 12b-1 fees are currently authorized to be paid in connection with sales of Class A shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE
GIS currently serves as investment adviser to several Guardian-sponsored mutual funds, serves as manager of one other mutual fund and is the co-adviser of a separate account established by its corporate parent, GIAC. UBS Global AM currently serves as investment sub-adviser to two series of one other Guardian sponsored mutual fund. In the future, each of GIS and UBS Global AM (collectively, the "Advisers") may act as investment advisers to other Guardian-sponsored mutual funds or GIAC separate accounts. At times, concurrent investment decisions may be made to purchase or sell the same investment security on behalf of the Funds and one or more of the other clients advised by the Advisers. Each Adviser will attempt to allocate purchase and sale transactions among the Funds and such other clients over a period of time on a fair and equitable basis relative to each account, which may or may not be beneficial to the Funds. The Advisers are each registered with the SEC as investment advisers.

The Advisers have no formula for the distribution of brokerage business when placing orders for the purchase and sale of portfolio securities. For over-the-counter transactions, the Advisers attempt to deal with a primary market maker unless they believe better prices and execution are available elsewhere. In allocating portfolio transactions among brokers, the Advisers give consideration to brokers whom they believe can obtain the best net result in terms of price and execution of orders and to brokers who furnish research and brokerage services proprietary to that firm or from a third party. The Advisers are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that such commissions they pay for brokerage and research services are appropriate and reasonable for the services rendered. The research services and brokerage services which the Advisers receive in connection with the Funds' portfolio transactions may be used by the Advisers to benefit other clients and will not necessarily be used in connection with the Funds. Examples of such brokerage or research services include furnishing written or oral research reports

                                      B-14
                                                       THE PARK AVENUE PORTFOLIO
regarding the economy, industries, political developments, securities, pricing and appraisal services, credit analyses, risk analyses and other analyses and effecting trades and performing functions incidental to securities transactions (such as clearance, settlement and custody). The Advisers are of the opinion that since the research material must be reviewed and analyzed by the Adviser's staff, its receipt and use of such material does not tend to reduce expenses, but may be beneficial to the Funds by supplementing the Adviser's research and analysis. Any investment advisory or other fees paid by a Fund to an Adviser are not reduced as a result of the Adviser's receipt of research services.

If the Advisers receive a service from a broker that has both a research and non-research use, the Adviser will make a good faith allocation between the research and non-research uses of the service. The portion of the service that has a research purpose may be paid for with Fund commissions, and the portion of the service that has a non-research purpose will be paid for by the Adviser with its own funds. Although the Advisers face a potential conflict of interest in making this good faith allocation, the Advisers believe that the allocation procedures are designed to ensure that the anticipated use of such services is appropriately allocated. The Advisers do not participate in commissions paid by the Funds to other brokers or dealers and do not knowingly receive any reciprocal business directly or indirectly as a result of such commissions.

While the Advisers will be primarily responsible for placing orders for the purchase and sale of portfolio securities, the policies and practices will be subject to review by the Board of Trustees. Because the Funds are newly organized no brokerage commissions have been paid for the Funds as of the date of this Statement of Additional Information.

In any particular year, market conditions could necessitate portfolio activity which results in high or low turnover rates. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. The portfolio turnover rate of a Fund may be higher during its early history. Increased portfolio turnover will not necessarily indicate a variation from a Fund's stated investment policies, but may result in greater brokerage commissions and, consequently, higher expenses.

NET ASSET VALUE
Each Fund's NAV is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for business. The NAV is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the NAV of the Funds, to the extent they invest in foreign markets, may not occur contemporaneously with the determination of the value of those Funds' portfolios because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business. Hence, it is possible that the value of the Funds' assets may change significantly on days when the Funds' shares are not valued.

Securities Valuations. Securities that are listed or traded on any U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the exchange on which it is principally traded unless it was not traded on that exchange on the date in question. In such cases, the last sale price of the security on other exchanges shall be used. Securities traded both on an exchange and in the over-the counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). The use of a Service to ascertain values has been approved by the Portfolio's Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at estimated market value as determined by the Service, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Funds' Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds' Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee

STATEMENT OF ADDITIONAL INFORMATION
will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds' Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting. Repurchase agreements are carried at cost which approximates market value. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade. Conversions to U.S. dollar values occur in connection with each calculation of net asset value per share for Funds investing in foreign securities denominated in foreign currencies.

REDEMPTION OF SHARES
National Financial Data Services, the Portfolio's shareholder servicing agent, will typically pay redemption proceeds within three business days after it receives a proper redemption request. Redemptions will generally be made in cash but may be made wholly or partly in readily marketable securities or other non-cash assets if the Board of Trustees should determine that orderly liquidation of a Fund's securities is impracticable or that payment wholly in cash would have a material adverse effect on the remaining shareholders. The redemption will be made at the NAV next determined after the redemption request is received in proper form. Redemptions may be delayed by up to 15 calendar days from the purchase date if payment for recent purchases has not cleared by the date we receive the redemption request. Shareholders are not permitted to elect whether the redemption will be made in cash or securities. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, so it is committed to pay cash redemptions to each shareholder during any 90-day period up to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. Any portfolio securities paid or distributed in kind will be valued as described under "Net Asset Value" below. A subsequent sale of such securities would ordinarily require payment of brokerage commissions by the redeeming shareholders.

The right to redeem a Fund's shares may be suspended, or the payment date postponed, for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading on the NYSE is restricted for any reason; (3) an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, as determined by the SEC under its rules and regulations; or (4) the SEC, by order, so permits suspension for the protection of shareholders of a Fund.

PERFORMANCE RESULTS
As described in the Prospectus, a Fund may state its yield, average annual total return, before and after taxes, and total return in advertisements, sales materials and investor communications. These various measures of performance are described below. There are no performance results for the Funds as of the date of this SAI.

Performance figures are based upon past results and do not represent future performance. Class A shares are sold at NAV plus a maximum sales load of 4.50% of the NAV. Class B shares are sold at NAV, subject to a maximum contingent deferred sales charge of 3.0%. Class C and Class K shares are sold at NAV subject to a maximum contingent deferred sales charge of 1.0%. Returns will fluctuate and may be different for Class A, Class B, Class C and Class K shares of the same Fund, since Class B, Class C and Class K shares bear higher overall expenses than Class A shares. Factors affecting Fund performance include general market conditions, the level of overall operating expenses, investment management fees, and exchange rates. Any additional fees charged by a broker, dealer or other financial services firm will further reduce the returns described in this section. Class A shares of the Funds are redeemable at NAV. Class B, Class C and Class K shares of the Funds are redeemable subject to a CDSC. Redemption proceeds may be more or less than the original cost.

                                      B-16
                                                       THE PARK AVENUE PORTFOLIO

A Fund's average annual total return, before taxes, is computed in accordance with the following SEC standardized method.

             P (1 +        = ERV
             T)(n)
Where:       P             = A hypothetical initial purchase order of $1,000 from which no sales load is deducted.
             T             = average annual total return.
             n             = number of years.
             ERV           = ending redeemable value of the hypothetical $1,000
                             purchase at the end of the period.

Total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distribution are reinvested at NAV on the reinvestment dates during the period, but do not take into account income taxes due on Fund distributions. Any statement of total return or other performance data of a Fund will be accompanied by the Fund's average annual total returns for the one year, five year and ten year periods as of the end of the most recent calendar quarter, if applicable. A Fund may also advertise total return and average annual total return information for different periods of time.

The average annual total return, after taxes, is computed in accordance with the following SEC standardized method:

ATV(D) = P(1 + T)(n)

ATV(DR) = P(1 + T)(n)

Where:

P      =   a hypothetical initial payment of $1,000
T      =   average annual total return (after taxes on distributions or after taxes on distributions and redemption, as applicable)
n      =   number of years
ATV(D)  =  ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such
           periods, after taxes on fund distributions but not after
           taxes on redemption

As noted in the Prospectus, each Fund may compare its performance to certain indices, similar mutual funds and other investment vehicles. Additionally, a Fund may quote information from industry and financial publications in its promotional materials. In particular:

(1) the Large Cap Value Fund may compare its performance to that of the Russell 1000 Value Index; and

(2) the Small Cap Value Fund may compare its performance to that of the Russell 2000 Value Index.

Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, the WM Company or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Funds are often based upon changes in NAV with all dividends reinvested and may not reflect the imposition of any sales loads.

PORTFOLIO MANAGEMENT

As a Massachusetts business trust, the Portfolio is managed by its Board of Trustees. The trustees meet regularly to review each Fund's investments, performance, expenses and other business affairs. The trustees also elect the Portfolio's officers. The Board currently consists of eight trustees, five of whom are not "interested persons" of the Portfolio within the meaning of the 1940 Act. These five trustees are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Portfolio. The Nominating Committee is responsible for recommending to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Audit Committee met 4 times, and the Nominating and Governance Committee met once, during the fiscal year ended December 31, 2002.


STATEMENT OF ADDITIONAL INFORMATION

The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" is comprised of (1) the Portfolio, (2) The Guardian Cash Fund, Inc., (3) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund), (4) The Guardian Bond Fund, Inc. and (5) GIAC Funds, Inc. (a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).

                              INTERESTED TRUSTEES*


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF FUNDS
                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                GUARDIAN FUND
                                     WITH       AND LENGTH OF      PRINCIPAL OCCUPATIONS     COMPLEX OVERSEEN          OTHER
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+       DURING PAST 5 YEARS         BY TRUSTEE         TRUSTEESHIPS
------------------------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara (72)         Trustee         Since 1987      Retired. Former Chairman of         23         Director of 4 mutual
 70 Baldwin Farms South                                         the Board and Chief                            funds sponsored by
 Greenwich, Connecticut 06831                                   Executive Officer, The                         Gabelli Asset
                                                                Guardian Life Insurance                        Management.
                                                                Company of America
                                                                1/93-12/95; President,
                                                                Director and Chief
                                                                Executive Officer prior
                                                                thereto. Director (Trustee)
                                                                of all of the mutual funds
                                                                within the Guardian Fund
                                                                Complex.
------------------------------------------------------------------------------------------------------------------------------------

 Leo R. Futia (83)              Trustee         Since 1982      Retired. Former Chairman of         23         None
 18 Interlaken Road                                             The Board and Chief
 Greenwich, Connecticut 06830                                   Executive Officer, The
                                                                Guardian Life Insurance
                                                                Company of America;
                                                                Director since 5/70.
                                                                Director (Trustee) of all
                                                                of the mutual funds within
                                                                the Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

 Dennis J. Manning (55)         Trustee         Since 2003      President & Chief Executive         23         None
 81 Greanest Ridge Road                                         Officer, The Guardian Life
 Wilton, CT 06897                                               Insurance Company of
                                                                America since 1/03;
                                                                President & Chief Operating
                                                                Officer, 1/02 to 12/02;
                                                                Executive Vice President &
                                                                Chief Operating Officer,
                                                                1/01 to 12/01; Executive
                                                                Vice President, Individual
                                                                Markets & Group Pensions,
                                                                1/99 to 12/00; Senior Vice
                                                                President, Individual
                                                                Markets & Group Pensions,
                                                                6/98 to 12/98; Senior Vice
                                                                President, Chief Marketing
                                                                Officer prior thereto.
                                                                Director of The Guardian
                                                                Insurance & Annuity
                                                                Company, Inc. since 3/01
------------------------------------------------------------------------------------------------------------------------------------



* "Interested Trustee" means one who is an "interested person" under the 1940 Act by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain funds in the Guardian Fund Complex.


                                      B-18
                                                       THE PARK AVENUE PORTFOLIO

                            DISINTERESTED TRUSTEES*


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF FUNDS
                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                GUARDIAN FUND
                                     WITH       AND LENGTH OF      PRINCIPAL OCCUPATIONS     COMPLEX OVERSEEN          OTHER
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+       DURING PAST 5 YEARS         BY TRUSTEE         TRUSTEESHIPS
------------------------------------------------------------------------------------------------------------------------------------
 Frank J. Fabozzi, Ph.D. (54)   Trustee         Since 1992      Adjunct Professor of                23         Director (Trustee) of
 858 Tower View Circle                                          Finance, School of                             various closed-end
 New Hope, Pennsylvania 18938                                   Management -- Yale                             investment companies
                                                                University, 2/94-present;                      sponsored by
                                                                Visiting Professor of                          Blackstone Financial
                                                                Finance and Accounting,                        Management. Director
                                                                Sloan School of                                of Black Rock Funds.
                                                                Management -- Massachusetts
                                                                Institute of Technology
                                                                prior thereto. Editor,
                                                                Journal of Portfolio
                                                                Management. Director
                                                                (Trustee) of all the mutual
                                                                funds within the Guardian
                                                                Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr. (74)    Trustee         Since 1989      Retired. Former Executive           23         Director (Trustee) of
                                                                Vice President, Shearson                       various mutual funds
                                                                Lehman Brothers, Inc.                          sponsored by UBS
                                                                Director (Trustee) of all                      Global Asset
                                                                of the mutual funds within                     Management (US) Inc.
                                                                the Guardian Fund Complex.                     (f/k/a Mitchell
                                                                                                               Hutchins Asset
                                                                                                               Management, Inc.) and
                                                                                                               UBS PaineWebber, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 Dr. Sidney I. Lirtzman (72)    Trustee         Since 1987      Professor of Management             23         None
 38 West 26th Street                                            since 9/67, Dean of Zicklin
 New York, New York 10010                                       School of Business since
                                                                1995, Interim President
                                                                9/99 through 9/00, Vice
                                                                President since 9/00; City
                                                                University of New York --
                                                                Baruch College. President,
                                                                Fairfield Consulting
                                                                Associates, Inc. Director,
                                                                since 6/01 Youthstream,
                                                                Inc. Member Advisory Board
                                                                of Directors, New York City
                                                                Independent Budget Office
                                                                5/98 to 5/01. Director
                                                                (Trustee) of all of the
                                                                mutual funds within the
                                                                Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF FUNDS
                                                                                                  IN THE
                                   POSITION     TERM OF OFFICE                                GUARDIAN FUND
                                     WITH       AND LENGTH OF      PRINCIPAL OCCUPATIONS     COMPLEX OVERSEEN          OTHER
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+       DURING PAST 5 YEARS         BY TRUSTEE         TRUSTEESHIPS
------------------------------------------------------------------------------------------------------------------------------------

 Carl W. Schafer (66)           Trustee         Since 1996      President, Atlantic                 23         Director (Trustee) of
 66 Witherspoon Street, #1100                                   Foundation (a private                          various mutual funds
 Princeton, New Jersey 08542                                    charitable foundation)                         sponsored by UBS
                                                                Director of Roadway                            Global Asset
                                                                Corporation (trucking),                        Management (US) Inc.
                                                                Labor Ready, Inc. (provider                    (f/k/a Mitchell
                                                                of temporary manual labor),                    Hutchins Asset
                                                                Electronic Clearing House,                     Management, Inc.) and
                                                                Inc. (financial                                UBS PaineWebber,
                                                                transactions processing),                      Inc., Harding Loevner
                                                                Frontier Oil Corporation                       (4 funds) and Ell
                                                                and Nutraceutix Inc.                           Realty Securities
                                                                (biotechnology). Chairman                      Fund (1 fund).
                                                                of the Investment Advisory
                                                                Committee of the Howard
                                                                Hughes Medical Institute
                                                                1985-1992. Director
                                                                (Trustee) of all of the
                                                                mutual funds within the
                                                                Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------


Robert G. Smith (70)            Trustee         Since 1982      President, Smith Affiliated              23
132 East 72nd Street                                            Capital Corp. since 4/82,
New York, New York 10021                                        Director (Trustee) of all of the
                                                                mutual funds within the
                                                                Guardian Fund Complex.
------------------------------------------------------------------------------------------------------------------

Robert G. Smith (70)            None
132 East 72nd Street
New York, New York 10021



                                    OFFICERS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF FUNDS
                                                                                                                      IN THE
                                   POSITION     TERM OF OFFICE                                                    GUARDIAN FUND
                                     WITH       AND LENGTH OF                PRINCIPAL OCCUPATIONS               COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+                 DURING PAST 5 YEARS                   BY OFFICER
---------------------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso (50)          Senior Vice     Since 1992      Senior Vice President and Corporate Secretary,          23
                                President and                   The Guardian Life Insurance Company of America
                                Secretary                       since 1/01; Vice President and Corporate
                                                                Secretary prior thereto. Director, Senior Vice
                                                                President and Secretary, The Guardian Insurance
                                                                & Annuity Company, Inc. Manager, Senior Vice
                                                                President and Corporate Secretary, Guardian
                                                                Investor Services LLC, Senior Vice President
                                                                and Secretary, Park Avenue Life Insurance
                                                                Company, Park Avenue Securities LLC, Guardian
                                                                Baillie Gifford Limited, and all of the mutual
                                                                funds within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Howard W. Chin (49)            Managing        Since 1997      Managing Director, The Guardian Life Insurance          15
                                Director                        Company of America since 9/97; Vice President
                                                                and Senior Mortgage Strategist, Goldman, Sachs
                                                                & Co. prior thereto. Officer of various mutual
                                                                funds within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Richard A. Goldman (40)        Managing        Since 2001      Managing Director, Equity Investments, The              21
                                Director                        Guardian Life Insurance Company of America
                                                                since 7/01. Director, Citigroup Asset
                                                                Management prior thereto. Officer of various
                                                                mutual funds within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Alexander M. Grant, Jr. (53)   Managing        Since 1993      Managing Director, The Guardian Life Insurance          16
                                Director                        Company of America since 3/99; Second Vice
                                                                President, Investments prior thereto. Officer
                                                                of various mutual funds within the Guardian
                                                                Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------


                                      B-20
                                                       THE PARK AVENUE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF FUNDS
                                                                                                                      IN THE
                                   POSITION     TERM OF OFFICE                                                    GUARDIAN FUND
                                     WITH       AND LENGTH OF                PRINCIPAL OCCUPATIONS               COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+                 DURING PAST 5 YEARS                   BY OFFICER
---------------------------------------------------------------------------------------------------------------------------------
 Edward H. Hocknell (41)        Vice President  Since 1997      Partner, Baillie Gifford & Co., since 5/98.             17
 c/o Baillie Gifford Overseas,                                  Director, Baillie Gifford Overseas Limited
 Limited                                                        since 10/92. Officer of various mutual funds
 1 Rutland Court                                                within the Guardian Fund Complex.
 Edinburgh, EH3 8EY,
 Scotland
---------------------------------------------------------------------------------------------------------------------------------

 Jonathan C. Jankus (55)        Managing        Since 1993      Managing Director, Investments, The Guardian            18
                                Director                        Life Insurance Company of America since 3/98;
                                                                Second Vice President, Investments, prior
                                                                thereto. Officer of various mutual funds within
                                                                the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Ann T. Kearney (50)            Controller      Since 1987      Second Vice President, Group Pensions, The              23
                                                                Guardian Life Insurance Company of America.
                                                                Second Vice President of The Guardian Insurance
                                                                & Annuity Company, Inc. and Guardian Investor
                                                                Services LLC. Controller of various mutual
                                                                funds within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Peter J. Liebst (46)           Managing        Since 1999      Managing Director, Investments, The Guardian            18
                                Director                        Life Insurance Company of America, since 8/98;
                                                                Vice President, Van Kampen American Capital
                                                                Investment Advisory Corporation prior thereto.
                                                                Officer of various mutual funds within the
                                                                Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 R. Robin Menzies (50)          Vice President  Since 1991      Partner, Baillie Gifford & Co. 4/81-present.            17
 c/o Baillie Gifford Overseas,                                  Director, Baillie Gifford Overseas Limited
 Limited                                                        11/90-present. Director, Guardian Baillie
 1 Rutland Court                                                Gifford Limited 11/90-present. Officer of
 Edinburgh, EH3 8EY,                                            various mutual funds within the Guardian Fund
 Scotland                                                       Complex.
---------------------------------------------------------------------------------------------------------------------------------

 John B. Murphy (55)            Managing        Since 1991      Managing Director, Equity Securities, The               21
                                Director                        Guardian Life Insurance Company of America
                                                                since 3/98; Second Vice President prior
                                                                thereto. Officer of various mutual funds within
                                                                the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Frank L. Pepe (60)             Vice President  Since 1995      Vice President and Equity Controller, The               23
                                and Treasurer                   Guardian Life Insurance Company of America.
                                                                Vice President and Controller, The Guardian
                                                                Insurance & Annuity Company, Inc., Senior Vice
                                                                President and Controller, Guardian Investor
                                                                Services LLC. Officer of all the mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr. (48)    Vice President  Since 1992      Vice President and Equity Counsel, The Guardian         23
                                and Counsel                     Life Insurance Company of America. Vice
                                                                President and Counsel, The Guardian Insurance &
                                                                Annuity Company, Inc., Guardian Investor
                                                                Services LLC, Park Avenue Securities LLC and
                                                                all the mutual funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Robert A. Reale (42)           Managing        Since 2001      Managing Director, The Guardian Life Insurance          23
                                Director                        Company of America, The Guardian Insurance &
                                                                Annuity Company, Inc. and Guardian Investor
                                                                Services LLC since 3/01. Assistant Vice
                                                                President, Metropolitan Life prior thereto.
                                                                Officer of all the mutual funds within the
                                                                Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF FUNDS
                                                                                                                      IN THE
                                   POSITION     TERM OF OFFICE                                                    GUARDIAN FUND
                                     WITH       AND LENGTH OF                PRINCIPAL OCCUPATIONS               COMPLEX OVERSEEN
    NAME, ADDRESS AND AGE         PORTFOLIO      TIME SERVED+                 DURING PAST 5 YEARS                   BY OFFICER
---------------------------------------------------------------------------------------------------------------------------------
 Thomas G. Sorell (46)          President       Since 1997      Senior Managing Director, Fixed Income                  20
                                                                Securities, The Guardian Life Insurance Company
                                                                of America since 3/00. Vice President, Fixed
                                                                Income Securities prior thereto. Senior
                                                                Managing Director, The Guardian Insurance &
                                                                Annuity Company, Inc. and Guardian Investor
                                                                Services LLC. Managing Director, Investments:
                                                                Park Avenue Life Insurance Company. Officer of
                                                                various mutual funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr. (46)   Vice President  Since 1995      Vice President, Equity Administration, The              23
                                                                Guardian Life Insurance Company of America
                                                                since 3/99; Second Vice President, Equity
                                                                Administration prior thereto. Vice President,
                                                                The Guardian Insurance & Annuity Company, Inc.
                                                                and Guardian Investor Services LLC. Officer of
                                                                all the mutual funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------------------

 Matthew Ziehl (35)             Managing        Since 2002      Managing Director, Equity Investments, since            17
                                Director                        1/02; prior thereto, Team Leader, Salomon
                                                                Brothers Asset Management, Inc. from
                                                                1/01-12/01; Co-Portfolio Manager, 8/99-12/00;
                                                                Analyst, Small Cap Equity, 1/95-7/99.
---------------------------------------------------------------------------------------------------------------------------------


+ There is no set term of office for Trustees and Officers. The table reflects the number of years for which each person has served as Trustee and/or Officer.


The Guardian Fund Complex pays the Trustees who are not "Disinterested Trustees" of the Portfolio trustees' fees consisting of a $5,000 per meeting fee and an annual retainer fee of $30,500 allocated among all Funds in the Guardian Fund Complex. Board Committee members also receive $2,000 per committee meeting. Trustees who are "interested persons" of the Portfolio, except Mr. Manning, receive the same fees, but they are paid by GIS. Mr. Manning receives no compensation for his trusteeship. The officers of the Portfolio are employees of Guardian Life; they receive no compensation from the Portfolio.


The following table provides information about the compensation paid by the Portfolio and the Guardian Fund Complex to the Portfolio's Trustees during the year ended December 31, 2001.

                               COMPENSATION TABLE*


                                                                                                  Total
                                                         Accrued                               Compensation
                                Aggregate              Pension or           Estimated       from the Portfolio
                               Compensation        Retirement Benefits    Benefits Upon     and Other Members
     Name and Title        from the Portfolio**   Paid by the Portfolio    Retirement     of the Fund Complex**+
     --------------        --------------------   ---------------------   -------------   ----------------------
Frank J. Fabozzi,
  Trustee................               $45,606                     N/A             N/A                  $73,501
William W. Hewitt, Jr.,
  Trustee................               $45,606                     N/A             N/A                  $73,501
Sidney I. Lirtzman,
  Trustee................               $45,606                     N/A             N/A                  $73,501
Carl W. Schafer,
  Trustee................               $45,606                     N/A             N/A                  $73,501
Robert G. Smith,
  Trustee................               $45,105                     N/A             N/A                  $72,652


* Trustees who are "interested persons" of the Portfolio are not compensated by the Portfolio, so information about their compensation is not included in this table.

** Includes compensation paid to attend meetings of the Board's Audit Committee.


+ The Fund complex is comprised of five registrants. Each of these registrants is described at the beginning of this section.


                                      B-22
                                                       THE PARK AVENUE PORTFOLIO

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2001.

                         TRUSTEE SHARE OWNERSHIP TABLE


                                                                            Aggregate Dollar Range
                                                                             of Securities in All
                                                                        Registered Investment Companies
                                                    Dollar Range of           Overseen by Trustee
                Name of Trustee                   Shares of the Funds*     in Guardian Fund Complex
                ---------------                   --------------------  -------------------------------
Frank J. Fabozzi................................                                                     $0
Arthur V. Ferrara...............................                                          Over $100,000
Leo R. Futia....................................                                          Over $100,000
William W. Hewitt, Jr...........................                                                     $0
Sidney I. Lirtzman..............................                                           $1 - $10,000
Dennis J. Manning...............................                                          Over $100,000
Carl W. Schafer.................................                                                     $0
Robert G. Smith.................................                                                     $0



* There is no information provided for the Funds since they had not commenced operations until January 27, 2003.


Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Trustee owns any securities in GIS or any entity in a control relationship to GIS.

The trustees and officers of the Portfolio may purchase Class A shares of the Funds at net asset value. See "Types of Shares Available -- Class A shares -- Purchases without Sales Charge" in the Prospectus.

Each Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each Fund's respective Adviser, Investment Sub-Adviser and Distributor pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Funds' Board is required to review and approve the Code of Ethics for the Advisers, Investment Sub-Adviser and Distributor. The Adviser, Investment Adviser and Distributor are also required to report to each Fund's Board on a quarterly basis with respect to its compliance with the requirements of Rule 17j-1, including any material violations thereof which may potentially affect the Fund.

PORTFOLIO AFFILIATES AND PRINCIPAL HOLDERS OF FUND SHARES
GUARDIAN ENTITIES. Guardian Life, 7 Hanover Square, New York, New York 10004, is the parent company and sole stockholder of GIAC. GIAC, also located at 7 Hanover Square, New York, New York 10004, is the parent and sole stockholder of GIS.


At any shareholders meeting where shareholders of these Funds are entitled to vote, Guardian Life will vote its shares FOR proposals presented by management.



Management of the Portfolio does not know of any other person who owned beneficially 5% or more of the shares of either of the Funds as of January 27, 2003.


TAXES
For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and to continue to qualify to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund generally must (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and at least 90% of its net tax exempt interest income, if any; and (iii) must be diversified such that at the close of each quarter of the Fund's taxable year
(a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of

STATEMENT OF ADDITIONAL INFORMATION
the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

So long as a Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. The Code imposes a 4% nondeductible excise tax on each regulated investment company with regard to the amount, if any, by which such investment company does not meet additional distribution requirements specified in the Code. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net capital gains to avoid paying such tax.

Options, forward contracts, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and/or character of Fund distributions.

Income received by a Fund from sources within various foreign countries will generally be subject to foreign income taxes withheld at the source. If the United States has entered into a tax treaty with the country in which the payor is a resident, foreign tax withholding from dividends and interest is typically set at a rate between 10% and 15%. If the United States has not entered into a tax treaty with the country in which the payor is a resident, such withholding may be as high as 30% to 35% or higher. Taxes paid to foreign governments will reduce a Fund's return on its investments.

Each Fund may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. Shareholders of these Funds would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. No assurance can be given that such elections can or will be made.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

Shareholders of a Fund may exchange their shares for shares of another Fund within the Portfolio (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such exchanges, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same
Fund) which were purchased subject to a sales charge and held less than 91 days, the lesser of (1) the sales charge incurred on the exchanged shares or (2) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares. If a shareholder realizes a loss on the redemption of Fund shares and reinvests in shares of the same Fund within the period beginning 30 days before and ending 30 days after the redemption, the transactions may be subject to the wash sale rules resulting in a disallowance of such loss for federal income tax purposes. Any loss recognized on the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain distributions on

                                      B-24
                                                       THE PARK AVENUE PORTFOLIO
such shares. In addition, if a shareholder sells shares that have been held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder on such shares.

Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes.

If the Portfolio establishes additional series funds, each such series will be treated as a separate entity for federal income tax purposes.

The discussions of "Taxes" in the Prospectus and this Statement of Additional Information are general and abbreviated. Interpretations of the Code's provisions and U.S. Treasury regulations can change at any time. Additionally, no attempt has been made to describe any state, local or foreign tax consequences of purchasing, owning and redeeming shares of the Portfolio Funds.

SHAREHOLDER RIGHTS
The Portfolio is registered with the SEC as an open-end management investment company and organized as a Massachusetts business trust. It may issue an unlimited number of shares of beneficial interest in one or more series, and classes within such series. Presently, the Portfolio offers shares of twelve series. The following series currently offer five classes of shares, designated Class A, Class B, Class C, Class K and Institutional Class: The Park Avenue Fund, The Small Cap Fund, The International Fund, The Emerging Markets Fund, The Asset Allocation Fund, The S&P 500 Index Fund, The Bond Fund and The High Yield Fund. The Large Cap Value Fund, The Small Cap Value Fund and The Cash Fund offer four classes of shares designated Class A, Class B, Class C and Class K. The Tax-Exempt Fund offers Class A and Class C shares.

The Portfolio generally is not required to hold shareholder meetings. Under the Portfolio's Amended and Restated Declaration of Trust, however, shareholder meetings will be held for all shareholders or just the shareholders of affected Funds, as the case may be, in connection with the following matters: (1) the election or removal of trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) termination of the Portfolio or any Fund to the extent and as provided in the Amended and Restated Declaration of Trust; (4) the amendment of the Amended and Restated Declaration of Trust to the extent and as provided in the Amended and Restated Declaration of Trust; (5) to determine whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Portfolio or any Fund or the shareholders, to the same extent as the shareholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Amended and Restated Declaration of Trust, the By-Laws of the Portfolio, any registration of the Portfolio with the SEC or any state, or as the trustees may consider necessary or desirable. Shareholders also would be entitled to vote upon changes in fundamental investment objectives, policies or restrictions which pertain to the Fund(s) in which they have a voting interest. Each class of shares has identical voting rights.

Each trustee serves until the earlier of: (1) the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor; or (2) such trustee's death, resignation, retirement or removal by a two-thirds vote of the trustees or by a majority vote of the outstanding shares of the Portfolio. In accordance with the 1940 Act: (1) the Portfolio will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by shareholders. In that event, the vacancy will be filled only by a vote of shareholders.

A special meeting of the shareholders shall be called by the trustees for the purpose of removing a trustee upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote at the meeting. Whenever ten or more persons who have been shareholders of record for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, wish to communicate with other shareholders for the purpose of obtaining signatures to request a meeting, the trustees shall either afford the applicants access to a list of the names and addresses of all shareholders of record or mail the communication to the Portfolio shareholders at the applicants' cost.

TRUSTEE LIABILITY
The Amended and Restated Declaration of Trust provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Amended and Restated Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Portfolio provide for indemnification by the Portfolio of the trustees and the officers of the Portfolio except with respect to any matter as to which any such person did not act in good faith in the belief that his or her action was in, or not opposed to, the best interests of the Portfolio. Such person may not be

STATEMENT OF ADDITIONAL INFORMATION
indemnified against any liability to the Portfolio or the Portfolio's shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Portfolio's assets.

Portfolio securities purchased for a Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

TRANSFER AGENT
National Financial Data Services ("NFDS"), P.O. Box 419611, Kansas City, Missouri 64141-6611, is the Portfolio's transfer agent and dividend paying agent. NFDS issues and redeems shares of each Fund and distributes dividends to each Fund's shareholder accounts.

NFDS plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINIONS
The legality of the shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Vice President and Counsel of the Portfolio.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The Portfolio's independent auditors are Ernst & Young LLP, 5 Times Square, New York, New York 10036.


                                      B-26
                                                       THE PARK AVENUE PORTFOLIO

APPENDIX A

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Trustees of the Portfolio to present minimal credit risks.

Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

STATEMENT OF ADDITIONAL INFORMATION

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

With respect to Municipal Obligations, debt rated "A" differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

General Obligation Bonds -- Under certain adverse conditions, weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

                                      B-28
                                                       THE PARK AVENUE PORTFOLIO

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations are likely to have some quality and protective characteristics, nevertheless, these may be outweighed by uncertainties or major exposure to adverse conditions.

BB. Debt rated "BB" is regarded as less vulnerable to nonpayment than other speculative issues. The obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitments on the debt.

B. Debt rated "B" is regarded as more vulnerable to nonpayment than debt rated "BB", but the obligor currently has the capacity to meet its obligations on the debt. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the debt.

CCC. Debt rated "CCC" is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order for the obligor to meet its financial obligations on the debt. In the event of adverse business, financial or economic conditions, the obligor is unlikely to be able to meet its financial commitments on the debt.

CC. Debt rated "CC" is regarded as currently vulnerable to nonpayment.

C. Debt rated "C" is may represent an obligation in which a bankruptcy petition has already been filed or other similar actions taken, but in which payments on the obligation are still be made.

D. Debt rated "D" is in payment default.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S

P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues rated A-2 is strong. However , the relative degree of safety is not as high as for issues designated 'A-1'.

DUFF & PHELPS, INC.

Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STATEMENT OF ADDITIONAL INFORMATION

Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the 'F-1+' and 'F-1' ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
MOODY'S

Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand, rather than fixed maturity dates, and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. MIG and VMIG ratings indicate that the rated securities are investment grade.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S

SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

USING THE RATINGS

Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.

                                      B-30
                                                       THE PARK AVENUE PORTFOLIO

APPENDIX B

WAIVERS OF CERTAIN SALES CHARGES

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES FOR BENEFIT RESPONSIVE
WITHDRAWALS --
CLASS A AND CLASS K SHARES

"Benefit Responsive Withdrawals" refers to distributions from employee benefit plans for any of the following purposes:

- following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

- to return excess contributions.

- to return contributions made due to a mistake of fact.

- hardship withdrawals, as defined in the plan document.

- under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

- to meet minimum distribution requirements of the Internal Revenue Code.

- to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

- for loans to participants or beneficiaries.

- separation from service.

- plan termination or "in-service distributions," if the redemption proceeds are rolled directly to a Park Avenue Portfolio IRA.

OTHER WAIVERS

The deferred sales charge will be waived if you are exchanging your Class A, Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

The initial sales charges will be waived for purchases of Class A shares for qualified retirement plans that exchange from Class K shares. However, the Class A deferred sales charge applicable to purchases of $1 million or more may apply if shares are redeemed within 18 months. The time you held Class K shares will count when determining your holding period for calculating this deferred sales charge upon redemption of Class A shares.

STATEMENT OF ADDITIONAL INFORMATION

                            THE PARK AVENUE PORTFOLIO

                            PART C. OTHER INFORMATION

Item 23. Exhibits



    Number     Description

     (a)(i)     Form of Amended and Restated Declaration of Trust(1)
     (b)        Trust By-Laws(2)
     (c)        Form of Specimen Security(3)
     (d)(i)     Form of Investment Advisory Agreement between The Park Avenue
                Portfolio and Guardian Investor Services Corporation(4)
     (d)(ii)    Form of Investment Advisory Agreement between The Park Avenue
                Portfolio and Guardian Baillie Gifford Limited(5)
     (d)(iii)   Form of Sub-Investment Advisory Agreement
                between Guardian Baillie Gifford Limited and Baillie Gifford
                Overseas Limited(6)
     (d)(iv)    Sub-Investment Advisory Agreement between Guardian
                Investor Services LLC and UBS Global Asset Management (Americas)
                Inc.*
     e(i)       Form of Underwriting Agreement(7)
     e(ii)      Form of Selling Group Agreement(8)
     f          Not applicable
     g(i)       Custodian Contract(9)
     h(a)       Form of Transfer Agency Agreement(10)
     h(b)       Form of Administrative Services Agreement(11)
     i(a)       Opinion and Consent of Counsel(12)
     j(i)       Consent of Counsel*
     j(ii)      Consent of Ernst & Young LLP*

     k         Not applicable
     l         Letter from Guardian Investor Services Corporation with respect to providing the initial capital for Trust(12)
     m(i)      Form of Distribution Plan and Agreement Pursuant to
               Rule 12b-1 under the Investment Company Act of 1940(13)
     m(ii)     Form of Distribution Plan Pursuant to Rule 12b-1 under the
               Investment Company Act of 1940 for Class B shares(14)
     m(iii)    Form of Distribution Agreement for Class B shares(15)
     m(iv)     Distribution Plan Pursuant to Rule 12b-1 under the Investment
               Company Act of 1940 for Class C shares(17)
     m(v)      Distribution Agreement for Class C shares(17)
     m(vi)     Distribution Agreement for Class K shares(18)
     m(vii)    Distribution Plan Pursuant to Rule 12b-1 under the
               Investment Company Act of 1940 for Class K shares(18)
     n         Multiple Class Plan(17)
     o         Reserved.
     p         Powers of Attorney executed by each member of the Board of
               Trustees and certain principal officers of the Trust(15)
     p(ii)     Code of Ethics(16)
     p(iii)    Code of Ethics of UBS Global Asset Management (Americas) Inc.*

----------


1. Incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

2. Incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

3. Incorporated by reference to Exhibit 4 of the Registration Statement on Form N-1A (Reg. No. 33-23966), as filed on August 22, 1988.

4. Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

5. Incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

6. Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

7. Incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

8. Incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

9. Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

10. Incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 14, 1997.

11. Incorporated by reference to Exhibit 99(j) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1999.

12. Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (Reg. No. 33-23966), as filed on February 8, 1989.

13. Incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

14. Incorporated by reference to Exhibits 15(b) and 15(c) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on March 1, 1996.

15. Incorporated by reference to Exhibit 99(p) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1999.

16. Incorporated by reference to Exhibit 99(p)(ii) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 28, 2000.

17. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 28, 2001.

18. Incorporated by reference to the corresponding Exhibit of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 26, 2002.


----------
* Filed herewith

Item 24. Persons Controlled by or Under Common Control with Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of March 31, 2002.



                                                                 Percentage of
                                   State of Incorporation      Voting Securities
   Name of Entity                     or Organization                Owned
   --------------                  ----------------------      -----------------
The Guardian Insurance &                 Delaware                     100%
 Annuity Company, Inc.
Berkshire Equity Sales, Inc.           Massachusetts                  100%
Berkshire Life Insurance Agency,
 Inc.                                  Massachusetts                  100%
Berkshire Life Insurance Agency
 of Ohio, Inc.                            Ohio                        100%
Guardian Trust Company,                  Federal
 FSB                                   Savings Bank                   100%
Managed Dental Care, Inc.               California                    100%
Park Avenue Life Insurance               Delaware                     100%
 Company
Managed Dental Guard of                  Missouri                     100%
 Missouri, Inc.
Managed Dental Guard of                    Texas                      100%
 Texas, Inc.
Innovative Underwriters Services        New Jersey                    100%
Dental Guard Preferred, Inc.            Washington                    100%
Managed Dental Guard, Inc.               Maryland                     100%
Corporate Financial Services, Inc.     Pennsylvania                   100%
Fiduciary Insurance Company              New York                     100%
 of America
First Commonwealth, Inc.                 Delaware                     100%
Guardian Hanover Corporation             New York                     100%
Private Healthcare Systems, Inc.         Delaware                      25% (Class A)
                                                                    14.75% (Class B)
The Guardian Park Avenue Fund          Massachusetts                 12.20%
The Guardian S&P 500 Index Fund        Massachusetts                 52.85%
The Guardian Investment                Massachusetts                 30.42%
 Quality Bond Fund
The Guardian Tax-Exempt Fund           Massachusetts                 87.97%
The Guardian Baillie Gifford           Massachusetts                 48.47%
 International Fund
The Guardian Park Avenue Small
 Cap Fund                              Massachusetts                 31.07%
The Guardian Baillie Gifford
 Emerging Markets Fund                 Massachusetts                 63.85%
Baillie Gifford Emerging Markets Fund     Maryland                   37.59%
Baillie Gifford International Fund        Maryland                   15.89%
The Guardian High Yield Bond Fund      Massachusetts                 86.43%
The Guardian Small Cap Stock Fund         Maryland                   67.78%
The Guardian VC Asset
 Allocation Fund                          Maryland                   56.52%
The Guardian VC High Yield
 Bond Fund                                Maryland                   77.52%
The Guardian VC 500
 Index Fund                               Maryland                   84.36%

     The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of March 21, 2002:

                                                                 Approximate
                                                            Percentage of Voting
                                                              Securities Owned
                              Place of Incorporation          by Guardian Life
   Name of Entity                 or Organization                 Affiliates
   --------------             ----------------------        --------------------
Guardian Investor Services LLC       Delaware                       100%
Guardian Baillie Gifford Limited     Scotland                        51%
The Guardian Cash Fund, Inc.         Maryland                       100%
The Guardian Bond Fund, Inc.         Maryland                       100%
The Guardian Variable
 Contract Funds, Inc.                Maryland                       100%
The Guardian Park Avenue Fund        Massachusetts                    3%
GIAC Funds, Inc.                     Maryland                       100%
Park Avenue Securities LLC           Delaware                       100%
PAS Insurance Agency of Alabama,
  Inc.                               Alabama                        100%
PAS Insurance Agency of
  Massachusetts, Inc.                Massachusetts                  100%
PAS Insurance Agency of Hawaii,
  Inc.                               Hawaii                         100%
Family Service Life Insurance Co.    Texas                          100%
Famlico, Inc.                        Texas                          100%
Guardian Reinsurance Services Corp.  Connecticut                    100%
Sentinel American Life
 Insurance Co.                       Texas                          100%
First Commonwealth Limited
  Health Services Corporation        Illinois                       100%
First Commonwealth Limited
  Health Services Corporation        Wisconsin                      100%
First Commonwealth of Illinois,
  Inc.                               Illinois                       100%
First Commonwealth Reinsurance
  Company                            Arizona                        100%
First Commonwealth of Missouri,
  Inc.                               Missouri                       100%
First Commonwealth Limited
  Health Service Corporation
  of Michigan                        Michigan                       100%
Smileage Dental Services, Inc.       Wisconsin                      100%
First Commonwealth Insurance
  Company                            Illinois                       100%
First Commonwealth Health
  Services Corporation               Illinois                       100%

Item 25. Indemnification

      Reference is made to Registrant's Amended and Restated Declaration of Trust which has been filed as Exhibit Number 1 to the Registration Statement and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser

      Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and ten of the twelve series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund and one of the three series funds comprising GIAC Funds, Inc., namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS's principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

      A list of GIS's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------
Armand M. de Palo    Manager                  Executive Vice President and Chief
                                              Actuary; The Guardian Life
                                              Insurance Company of America.
                                              Director: The Guardian Insurance &
                                              Annuity Company, Inc.

Gary B. Lenderink    Manager                  Executive Vice President, The
                                              Guardian Life Insurance Company of
                                              America. Director, The Guardian
                                              Insurance & Annuity Company, Inc.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      --------------------     ----------------------------------

Bruce C. Long        President and Manager    Executive Vice President, Equity:
                                              The Guardian Life Insurance
                                              Company of America Since March
                                              2001; prior thereto, Senior Vice
                                              President, Equity.

Dennis J. Manning    Manager                  President & Chief Executive Officer, The Guardian
                                              Life Insurance Company of America since 1/03;
                                              President & Chief Operating Officer, 1/02 to 12/02;
                                              Executive Vice President & Chief Operating Officer,
                                              1/01 to 12/01; Executive Vice President, Individual
                                              Markets & Group Pensions, 1/99 to 12/00; Senior Vice
                                              President, Individual Markets & Group Pensions, 6/98
                                              to 12/98; Senior Vice President, Chief Marketing
                                              Officer prior thereto. Director of The Guardian
                                              Insurance & Annuity Company, Inc. since 3/01.


Frank L. Pepe        Vice President &         Vice President and Equity
                     Controller               Controller: The Guardian Life
                                              Insurance Company of America. Vice
                                              President and Controller: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Officer of various
                                              Guardian-sponsored mutual funds.

Richard T. Potter,   Vice President and       Vice President and Equity Counsel:
Jr.                  Counsel                  The Guardian Life Insurance
                                              Company of America. Vice President
                                              and Counsel: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and various Guardian-sponsored
                                              mutual funds.

Thomas G. Sorell     Senior Managing          Senior Managing Director,
                     Director                 Investments, The Guardian Life
                                              Insurance Company of America,
                                              since March 2000; Vice President
                                              prior thereto. Senior Managing
                                              Director, The Guardian Insurance &
                                              Annuity Company, Inc.

Donald P. Sullivan, Jr.  Vice President       Vice President: The Guardian
                                              Life Insurance Company of America.
                                              Vice President: The Guardian
                                              Insurance & Annuity Company, Inc.

Ann T. Kearney       Second Vice              Second Vice President: Group
                     President                Pensions: The Guardian Life
                                              Insurance Company of America.
                                              Second Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.

Peggy L. Coppola     Vice President           Vice President, Equity
                                              Sales: The Guardian Life Insurance
                                              Company of America, since March
                                              2002; Second Vice President,
                                              Equity Sales, prior thereto. Vice
                                              President, The Guardian Insurance
                                              & Annuity Company, Inc.

Earl C. Harry        Treasurer                Treasurer: The Guardian Life
                                              Insurance Company of America.
                                              Treasurer: The Guardian Insurance
                                              & Annuity Company, Inc.
                                              Treasurer: Park Avenue Securities
                                              LLC.

Joseph A. Caruso     Manager, Senior Vice     Senior Vice President and Secretary,
                     President and Secretary  The Guardian Life Insurance Company
                                              of America since 1/01; Vice President
                                              and Secretary prior thereto. Director,
                                              Senior Vice President and Secretary:
                                              The Guardian Insurance & Annuity Company,
                                              Inc. and Park Avenue Securities LLC.
                                              Senior Vice President and Secretary,
                                              various Guardian-sponsored mutual funds.

----------



UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of September 30, 2002 had approximately $385.2 billion in assets under management. It presently provides investment advisory services to three other investment companies.


For information as to any other business, vocation or employment of a substantial nature in which the Registrant's investment advisor and each officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriters

      (a) GIS is the principal underwriter and distributor of the twelve series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies offered by GIAC through GIAC's separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N, which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.

      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.


                                 Position(s)                     Position(s)
       Name                   with Underwriter                 with Registrant
       -----                   ---------------                  -------------
Gary B. Lenderink           Manager                               None
Bruce C. Long               President & Manager                   None
Armand M. de Palo           Manager                               None
Joseph D. Sargent           Manager                               Chairman
Frank L. Pepe               Senior Vice President & Controller    Vice President
Richard T. Potter, Jr.      Vice President and Counsel            Vice President
                                                                     and Counsel
Donald P. Sullivan, Jr.     Vice President                        Vice President
Ann T. Kearney              Second Vice President                 Controller
Peggy L. Coppola            Vice President                        None
Earl Harry                  Treasurer                             None
Joseph A. Caruso            Manager, Senior Vice President        Senior Vice President
                              and Secretary                          and Secretary


      (c) Not Applicable.

Guardian Baillie Gifford Limited

     Guardian Baillie Gifford Limited ("GBG") is exclusively engaged in the business of acting as the investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund, two series of GIAC Funds, Inc., and The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund, two series of the Registrant. GBG's principal business address is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. A list of GBG's executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.


                                   Position            Other Substantial
         Name                      with GBG           Business Affiliations
         ----                      --------           ---------------------
Richard Burns                     Director   Partner: Baillie Gifford &
                                             Co.* Director: Baillie Gifford
                                             Overseas Limited.

Edward H. Hocknell                Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Edward Konrad Kane                Director   Executive Vice President; The
                                             Guardian Life Insurance Company of
                                             America.**

Rowan Robin Menzies               Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Joseph Dudley Sargent             Director   Chairman and Chief Executive
                                             Officer: The Guardian Life
                                             Insurance Company of America.**
                                             President and Director: The
                                             Guardian Insurance & Annuity
                                             Company, Inc.** Chairman of the
                                             Board of: various Guardian-
                                             sponsored mutual funds.**


----------
* Principal business address is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. ** Principal business address is 7 Hanover Square, New York, New York
   10004.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited ("BGO") acts as the sub-investment adviser for Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund, two series of GIAC Funds, Inc. and The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund, two series of the Registrant. BGO also provides investment management services to institutional clients outside of the United Kingdom. BGO is wholly owned by Baillie Gifford & Co. which is an investment management firm providing independent investment management services to investment trusts, unit trusts, pension funds, charitable funds and other institutional clients primarily located in the United Kingdom.

A list of BGO's directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BGO is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland.

                         Position                Other Substantial
        Name             with BGO              Business Affiliations**
        ----             --------              -----------------------
James K. Anderson        Director        Partner: Baillie Gifford & Co.
                                         Director: Baillie Gifford & Co.Limited

Richard Burns            Director        Partner: Baillie Gifford & Co.

Edward H. Hocknell       Director        Partner: Baillie Gifford & Co.

Gareth A. Howlett        Director        Director: Toyo Trust Baillie Gifford
                                         Limited

J. Ross Lidstone         Director        Partner: Baillie Gifford & Co.

Gill E. Meekison         Director        Director: Baillie Gifford Savings
                                         Management Limited

R. Robin Menzies         Director        Partner: Baillie Gifford & Co.

Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and by the transfer agent for the Funds, National Financial Data Services, 1100 Main Street, Kansas City, Missouri 64105-2123. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square , New York, New York 10004.

Item 29. Management Services

     None.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Park Avenue Portfolio, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of January, 2003.

                                THE PARK AVENUE PORTFOLIO

                                By: /s/ Thomas G. Sorell
                                   ---------------------------------
                                     THOMAS G. SORELL
                                     PRESIDENT

                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



              SIGNATURES                           TITLE                                       DATE
              ----------                           -----                                       ----
    /s/ Thomas G. Sorell                          President
----------------------------------------          (Principal Executive Officer)
        (THOMAS G. SORELL)

  /s/ FRANK L. PEPE                               Controller
----------------------------------------          (Principal Financial and Accounting Officer)
         (FRANK L. PEPE)

       FRANK J. FABOZZI*                          Director
----------------------------------------
        (FRANK J. FABOZZI)

      ARTHUR V. FERRARA*                          Director
----------------------------------------
        (ARTHUR V. FERRARA)

       LEO R. FUTIA*                              Director
----------------------------------------
        (LEO R. FUTIA)

       WILLIAM W. HEWITT, JR.*                    Director
----------------------------------------
      (WILLIAM W. HEWITT, JR.)

     SIDNEY I. LIRTZMAN*                          Director
----------------------------------------
        (SIDNEY I. LIRTZMAN)

     /s/ DENNIS J. MANNING                        Director
----------------------------------------
        (DENNIS J. MANNING)

      CARL W. SCHAFER*                            Director
----------------------------------------
        (CARL W. SCHAFER)

      ROBERT G. SMITH*                            Director
----------------------------------------
        (ROBERT G. SMITH)

*By:     /s/ Frank L. Pepe                                                      Date: January 27, 2003
      ----------------------------------
           FRANK L. PEPE

        Pursuant to a Power of Attorney


                                  Exhibit Index





(d)(iv) Sub-Investment Advisory Agreement between Guardian Investor Services Corporation and UBS Global Asset Management
          (Americas) Inc

(j)(i)    Consent of Counsel




(p)(iii)  Code of Ethics of UBS Global Asset Management (Americas) Inc.